Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: TIDEWATER INC., et al., Debtors.	: : : : : :	Chapter 11 Case No. 17-11132 (BLS) Jointly Administered

INITIAL MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of the debtor, the case number, and the designation “Debtor in Possession.” Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

REQUIRED DOCUMENTS	Document Attached	Explanation Attached
12-Month Cash Flow Projection (Form IR-1)	Exhibit A	Exhibit A
Certificates of Insurance:	Exhibit B	N/A
Workers Compensation
Property
General Liability
Vehicle
Other:
Identify areas of self-insurance with liability caps
Evidence of Debtor in Possession Bank Accounts	Exhibit C	Exhibit C
Tax Escrow Account
General Operating Account
Money Market Account Pursuant to Local Rule 4001-3 for
the District of Delaware only. Refer to:
http://www.deb.uscourts.gov
Other:
Retainers Paid (Form IR-2)	Exhibit D	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Quinn P. Fanning Signature of Authorized Individual*	6/7/2017 Date

Quinn P. Fanning Printed Name of Authorized Individual	Chief Financial Officer Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Tidewater Inc. et al. Debtors.	Case No. 17-11132 (BLS)

Exhibit A

12-Month Cash Flow Projection

The Debtors prepared the attached 12-month cash flow projection in accordance with Form IR-1.

Tidewater Inc.

12-Month Cash Flow Projection

$ in Millions
Period	0	1	2	3	4	5	6	7	8	9	10	11	12	LTM
Month Ended:	6/30/17	7/31/17	8/31/17	9/30/17	10/31/17	11/30/17	12/31/17	1/31/18	2/28/18	3/31/18	4/30/18	5/31/18	6/30/18	6/30/18
Receipts
Total Receipts	38.4	36.1	47.5	36.2	33.9	44.0	37.6	40.3	39.4	35.4	37.4	46.1	37.7	471.5
Disbursements - Operating
Operating Disbursements - Vessel Operations	(25.1)	(31.0)	(32.6)	(27.0)	(23.7)	(28.9)	(27.8)	(29.4)	(27.7)	(25.8)	(22.8)	(36.7)	(24.5)	(337.9)
Operating Disbursements - Other Operations	(0.8)	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	(10.7)
Vessel Lease Payments	(0.5)	(0.5)	(0.7)	(0.4)	—	—	—	—	—	—	—	—	—	(1.7)
Other Disbursements - G&A	(16.1)	(7.7)	(12.8)	(8.8)	(10.5)	(12.8)	(3.7)	(13.8)	(9.5)	(8.6)	(6.3)	(4.0)	(16.3)	(114.9)

Subtotal: Operating Disbursements	(42.5)	(40.1)	(47.0)	(37.0)	(35.1)	(42.6)	(32.4)	(44.1)	(38.2)	(35.3)	(30.0)	(41.5)	(41.7)	(465.1)

Net Operating Cash Flow	(4.1)	(4.0)	0.4	(0.9)	(1.2)	1.4	5.1	(3.8)	1.2	0.1	7.4	4.6	(4.0)	6.4
Non-Operating Cash Flows
Capital Expenditures	—	—	—	(5.2)	(1.2)	(1.2)	(1.2)	(5.5)	(1.2)	(1.2)	(1.2)	(1.2)	(1.2)	(20.0)
Proceeds from the Sale of Vessels	1.3	—	8.5	—	—	4.0	—	—	6.7	—	—	7.9	—	27.1
Other Refunds or Proceeds	6.4	—	—	—	—	—	—	—	—	—	—	—	—	—
Dividend from Non-Consolidated JV	—	—	—	—	—	4.9	—	—	—	—	—	—	—	4.9
Debt Service - Interest	—	—	(1.0)	(4.6)	—	(0.9)	(6.8)	(1.0)	—	(6.7)	—	—	(6.6)	(27.7)
Debt Service - Principal Amortization	—	—	(6.9)	—	—	(3.7)	—	(1.4)	(4.4)	—	—	(5.1)	—	(21.5)
Debt Service - Other Paydown of Debt	—	(225.0)	—	—	—	—	—	—	—	—	—	—	—	(225.0)
Cash Taxes	(2.2)	(2.1)	(2.1)	(2.1)	(2.2)	(2.2)	(2.2)	(2.1)	(2.1)	(2.1)	(2.1)	(2.1)	(2.1)	(25.6)
Professional Fees	—	(5.0)	(7.7)	(0.5)	—	—	—	—	—	—	—	—	—	(13.2)
U.S. Trustee Fee	—	(0.0)	—	—	(0.0)	—	—	—	—	—	—	—	—	(0.1)

Subtotal: Non-Operating Cash Flows	5.6	(232.2)	(9.2)	(12.4)	(3.4)	0.9	(10.2)	(9.9)	(0.9)	(10.0)	(3.3)	(0.5)	(9.9)	(301.0)

Net Cash Flow, before Financing Activities	1.5	(236.2)	(8.8)	(13.3)	(4.6)	2.3	(5.0)	(13.6)	0.2	(9.9)	4.1	4.1	(13.9)	(294.7)
Withdraw / (Reinvest) in Cash Equivalents	(1.5)	236.2	8.8	13.3	4.6	(2.3)	5.0	13.6	(0.2)	9.9	(4.1)	(4.1)	13.9	294.7

Net Cash Flow, after Financing Activities	0.0	—	—	—	—	(0.0)	0.0	—	0.0	—	—	(0.0)	—	—

Beginning Cash Balance	38.0	38.0	38.0	38.0	38.0	38.0	38.0	38.0	38.0	38.0	38.0	38.0	38.0	38.0
Net Cash Flow	0.0	—	—	—	—	(0.0)	0.0	—	0.0	—	—	(0.0)	—	—

Ending Cash Balance	38.0	38.0	38.0	38.0	38.0	38.0	38.0	38.0	38.0	38.0	38.0	38.0	38.0	38.0

Add: Cash Equivalents	627.9	391.7	382.9	369.6	365.0	367.2	362.2	348.6	348.8	338.9	343.1	347.1	333.2	333.2

Total Ending Cash Bal.	665.9	429.7	420.9	407.6	403.0	405.2	400.2	386.6	386.8	376.9	381.1	385.1	371.2	371.2

In re Tidewater Inc. et al. Debtors.	Case No. 17-11132 (BLS)

Exhibit B

Certificates of Insurance

Case # 17-11132
Tidewater Inc.
Insurance Policies List
For Exhibit to Insurance Motion, and Exhibit to Initial Debtor Operating Report

Insurance Programs for April 1, 2017 through March 31, 2018
Type of Coverage	Insurer	Policy Number(s)	Policy Term	Premium	Certificate Issued	Certificate Number
	Workers’ Compensation Program
Domestic Workmen’s’ Comp and EL	Zurich American Ins. Co.	WC2946296-19	4-1-2017 to 3-31-2018	$83,093.00	Yes	RAM5UMHS
	Marine Insurance
Hull and Marine Liability	Pental Insurance Company Ltd.	M-5700	4-1-2017 to 3-31-2018	N/A	Yes	CI-20170526-02805
Marine Reinsurance Hull and IV	International Markets including Lloyds	MS-S 5134R	4-1-2017 to 3-31-2018	$2,933,269.80	Yes	HTYNQNED
Marine Reinsurance Liability	International Markets including Lloyds	MS-S 5134R	4-1-2017 to 3-31-2018	$1,136,488.48	Yes	HTYNQNED
Marine Reinsurance War A	International Markets including Lloyds	MS-S 5134R	4-1-2017 to 3-31-2018	$260,704.00	Yes	HTYNQNED
Marine Reinsurance War Nigeria	International Markets including Lloyds	MS-S 5134R	4-1-2017 to 3-31-2018	$114,557.00	Yes	HTYNQNED
Marine Reinsurance Swing Premium	International Markets including Lloyds	MS-S 5134R	4-1-2017 to 3-31-2018	$100,000.00	Yes	HTYNQNED
Total Loss Only	International Markets including Lloyds	MS-S 5135, MS-S5136	4-1-2017 to 3-31-2018	$439,689.00	Yes	DPK2CS2X
ROV Equipment	International Markets Including Lloyds	MS-S 5449	4-1-2017 to 3-31-2018	$170,251.00	Yes	LY4QK4WH
Sona Tide Hull and War for JV Vessels	International Markets Including Lloyds	MS-S 5528	4-1-2017 to 3-31-2018	$145,046.00	Yes	A8J4W2RG
Sona Tide Marine Liability For JV Vessels	International Markets Including Lloyds	MS-S 5529	4-1-2017 to 3-31-2018	$221,102.00	Yes	A8J4W2RG
Pollution Liability Coverage For Lui Tide	Water Quality Insurance Syndicate (WQIS)	51-50975	4-1-207 to 3-31-2018	$1,487.50	Yes	A8J4W2RG
P&I Coverage For Troms Fleet	Gard P&I (Bermuda) Ltd.	MS-S 5437 Premium Includes est. Deferred Call	2-20-2017 to 2-20-2018	$192,828.80	Yes	CKQL9X4Z
Marine Front For Mexican Fleet Hull Gross	Seguros Imbursa, S.A.	26300-30091070	4-1-2017 to 3-31-2018	$187,684.21	Yes	Attached
Marine Front For Mexican Fleet Hull Net	Seguros Imbursa, S.A.	26300-30091070	4-1-2017 to 3-31-2018	$39,529.01	Yes	Attached
Marine Front For Mexican Fleet Liability Gross	Seguros Imbursa, S.A.	26300-30091061	4-1-2017 to 3-31-2018	$121,422.43	Yes	Attached
Marine Front For Mexican Fleet Liability Net	Seguros Imbursa, S.A.	26300-30091061	4-1-2017 to 3-31-2018	$25,575.91	Yes	Attached
Marine Front for Egyptian Fleet: Hull, IV, Liability Net	Misr Insurance Company	3179/2017	4-1-2017 to 3-31-2018	$13,978.90	Yes	Attached
Marine Front for Egyptian Fleet - Fees for Hull, IV,	Misr Insurance Company	3179/2017	4-1-2017 to 3-31-2018	$50,000.00	Yes	Attached
	Innocent Owners’ Program
Innocent Owners’ Coverage	International Markets Including Lloyds	MS-S 5423 (BOA), MS-S 5424 (BBVA), MS-S 5425 (Fifth 3rd), MS-S 5426 (Mass Mutual), MS- S 5427 (PNC Equip), MS-S 5428 (Regions)	4-1-2017 to 3-31-2018	$61,927.72	Yes	A2Z4L9T7 (Fifth 3rd), 8GWLFE26 (BBVA), 68PX9P8J (BOA), LTC4V44V (Mass Mutual), L8V4Q44R (PNC), 6KXARJ5K (Regions)
	Business Owner Program
Commercial General Liability	Aspen (Millers)	MS-S 5482	4-1-2017 to 3-31-32018	$94,365.00	Yes	RAM5UMHS
Domestic Automobile Liability Coverage	Zurich American Ins. Co.	BAP2946295-18	4-1-2017 to 3-31-2018	$64,430.05	Yes	RAM5UMHS
Worldwide Property	ACE American	PGLN14312298	4-1-2017 to 3031-2018	$159,993.62	Yes	RAM5UMHS
Domestic Excess Property	International Markets Including Lloyds	MS-S 5483	4-1-2017 to 3-31-2018	$133,683.75	Yes	RAM5UMHS
Non-Owned Aviation	Starr Indemnity and Liability	1000231046-01	4-1-2017 to 3-31-2018	$8,500.00	Yes	RAM5UMHS

Case # 17-11132
Tidewater Inc.
Insurance Policies List
For Exhibit to Insurance Motion, and Exhibit to Initial Debtor Operating Report

Insurance Programs for April 1, 2017 through March 31, 2018
Type of Coverage	Insurer	Policy Number(s)	Policy Term	Premium	Certificate Issued	Certificate Number
		Foreign Program
Foreign Workers’ Comp and Employers’ Liability	Ins. Co. of State Of PA(AIG)	83-73383	4-1-2017 to 3-31-2018	$98,160.00	Yes	RAM5UMHS
Foreign Automobile Liability Coverage	Ins. Co. of State Of PA(AIG)	80-0275609	4-1-2017 to 3-31-2018	$4,600.00	Yes	RAM5UMHS
Foreign Property Coverage (Incl. Master, Angola, Egypt, Mexico, UAE)	ACE American Ins. Co. (Starr Tech)	GPRN143123	4-1-2017 to 3-31-2018	$19,715.82	No
Foreign Property Coverage (Local Brazil)	Local: TBA( Starr Tech)	17-96-0004327-12-0000000	4-1-2017 to 3-31-2018	$4,600.00	No
Foreign Property Coverage (Local Cameroon)	Local: Activa Assurances (Starr Tech)	2001/330 844	4-1-2017 to 3-31-2018	$5,653.83	No
Foreign Property Coverage (Local Nigeria)	Local: Leadway Assurance (Starr Tech)	MD14000016LA	4-1-2017 to 3-31-2018	$4,444.00	No
Australia (Comp For WA)	Allianz	WWH0074579	3-31-3017 to 3-31-2018	$3,779.05	No
Australia (Seamen’s Rehabilitation Cover)	Allianz	96 1109650 XWC	3-31-3017 to 3-31-2018	$2,750.00	No
UK (GL/EL)	AIG Europe Limited	21606127	4-1-2017 to 3-31-2018	£4,125.00	No
UK (Travel and Accident)	ACE European Group	T2017032809240345	4-1-2017 to 3-31-2018	£1,887.03	No
UK (Auto)	RSA	83RTT27806	4-1-2017 to 3-31-2018	£686.56	No
	Directors and Officers Program
Directors and Officers Liability Coverage	Chubb and Various other Domestic and International Carriers	Various	4-1-2017 to 3-31-2018	$1,045,006.50	Yes	HMYMMPQM
Mexico D&O	Chubb de Mexico Compania de Seguros, S.A. de C. V.	977784-6	4-1-2017 to 3-31-2018	$5,892.80	Yes	Certificado for policy DO977784-6
Brazil D&O	Chubb Do Brasil Cia de Seguros	TBD	4-1-2017 to 3-31-2018	$4,174.41	No
	Other FSD Coverages
Comprehensive Crime	Chubb	82099088.00	4-1-2017 to 3-31-2018	$59,550.00	Yes	9Z76ZYT4
Fiduciary Liability Primary $10.0 MM	Chubb	82099088.00	4-1-2017 to 3-31-2018	$30,740.00	Yes	T9X59TNG
Fiduciary Liability Primary $10.0 MM XS $10.0 MM	Travelers	105590187.00	4-1-2017 to 3-31-2018	$18,915.00	Yes	T9X59TNG
Fiduciary Liability Primary $10.0 MM XS $20.0 MM	HCC	14MGU17A4	4-1-2017 to 3-31-2018	$13,241.00	Yes	T9X59TNG
Fiduciary Liability Primary $10.0 MM XS $30.0 MM	Endurance	FLX1000391	4-1-2017 to 3-31-2018	$11,150.00	Yes	T9X59TNG
Fiduciary Liability Primary $10.0 MM XS $40.0 MM	AXIS	MHN761796	4-1-2017 to 3-31-2018	$11,000.00	Yes	T9X59TNG
Special Crime Coverage	Hiscox	Will not disclose	June 1, 2015 until June 1, 2018	$495,000.00	Yes	X3H6HWJ8
Fiduciary coverage, special crime, comprehensive crime	Chubb; Travelers; HCC; Endurance; AXIS; Hiscox	82099088 105590187 14MGU17A4 FLX1000391 MHN761796	4-1-2017 to 3-31-2018	$740,000.00	Yes	See Above
	Excess Liability Coverage
$25.0 MM XS $25.0 MM	Various International Markets Including Lloyds	MS-S 5413	1-1-2017 to 12-31-2017	$176,425.00	Yes	RAM5UMHS
$75.0 MM XS $50.0 MM	Various International Markets Including Lloyds	MS-S 5414	1-1-2017 to 12-31-2017	$107,488.00	Yes	RAM5UMHS
$375.0 MM XS $125.00 MM	Various International Markets Including Lloyds	MS-S 5415	1-1-2017 to 12-31-2017	$445,971.00	Yes	RAM5UMHS
$500.0 MM XS $500.0 MM	Various International Markets Including Lloyds	MS-S 5416	1-1-2017 to 12-31-2017	$319,050.00	Yes	RAM5UMHS
Mexico XS $25.0 MM XS $25.0 MM Gross	Seguros Imbursa, S.A.	26300-30091061	1-1-2017 to 12-31-2017	$17,021.40	Yes	See lines 27 and 28 above
Mexico XS $25.0 MM XS $25.0 MM Net	Seguros Imbursa, S.A.	26300-30091061	1-1-2017 to 12-31-2017	$4,551.56	Yes	See lines 27 and 28 above
Mexico XS $50.0 MM XS $50.0 MM Gross	Seguros Imbursa, S.A.	26300-30091061	1-1-2017 to 12-31-2017	$6,923.49	Yes	See lines 27 and 28 above
Mexico XS $50.0 MM XS $50.0 MM Net	Seguros Imbursa, S.A.	26300-30091061	1-1-2017 to 12-31-2017	$1,858.23	Yes	See lines 27 and 28 above

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 05/26/2017

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC.
818 Town & Country Blvd, Suite 500
Houston, TX 77024-4549

CONTACT NAME:
PHONE (A/C, No, Ext): 713-877-8975 FAX (A/C, No): 713-877-8974
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A: Underwriters at Lloyd's London	
INSURER B: Zurich American Insurance Company	16535
INSURER C: Zurich American Insurance Company of Illinois	27855
INSURER D: Lloyd's & Certain Insurance Companies	
INSURER E:	
INSURER F:	

INSURED
Tidewater Inc. et al
(See Named Insured list attached)
Pan American Life Center
601 Poydras Street, Suite 1500
New Orleans, LA 70130-6040

COVERAGES **CERTIFICATE NUMBER:** RAM5UMHS **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	[X] COMMERCIAL GENERAL LIABILITY			MS-S 5482	04/01/2017	04/01/2018	EACH OCCURRENCE	$ 1,000,000
	[ ] CLAIMS-MADE [X] OCCUR						DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 1,000,000
	[X] S&A Time Element Pollution						MED EXP (Any one person)	$ 10,000
	[ ]						PERSONAL & ADV INJURY	$ 1,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:						GENERAL AGGREGATE	$ 2,000,000
	[X] POLICY [ ] PRO-JECT [ ] LOC						PRODUCTS - COMP/OP AGG	$ 1,000,000
	OTHER:							$
B	AUTOMOBILE LIABILITY			BAP2946295-18	04/01/2017	04/01/2018	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
	[X] ANY AUTO						BODILY INJURY (Per person)	$
	[ ] OWNED AUTOS ONLY [ ] SCHEDULED AUTOS						BODILY INJURY (Per accident)	$
	[ ] HIRED AUTOS ONLY [ ] NON-OWNED AUTOS ONLY						PROPERTY DAMAGE (Per accident)	$
	[ ] [ ]							$
D	[ ] UMBRELLA LIAB [X] OCCUR			MS-S 5413; MS-S 5414; MS-S 5415; MS-S 5416	01/01/2017	07/01/2018	EACH OCCURRENCE	$ 975,000,000
	[X] EXCESS LIAB [ ] CLAIMS-MADE			XS Underlying			AGGREGATE	$ 975,000,000
	DED [ ] RETENTION $							$
C	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N			WC2946296-19 Includes USLH, OCSLA	04/01/2017	04/01/2018	[X] PER STATUTE [ ] OTH-ER	
	ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? [ ]	N/A					E.L. EACH ACCIDENT	$ 1,000,000
	(Mandatory in NH)						E.L. DISEASE - EA EMPLOYEE	$ 1,000,000
	If yes, describe under DESCRIPTION OF OPERATIONS below						E.L. DISEASE - POLICY LIMIT	$ 1,000,000
								$
								$
								$
								$
								$

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
General, Auto, and Excess Liabilities: Certificate Holder is named as an Additional Assured, to the extent of liabilities assumed by the Named Insured under written contract, subject to policy terms, conditions and exclusions. General, Auto, Excess and Workers Compensation: Certificate Holder is granted a Waiver of Subrogation to the extent required by written contract, subject to policy terms, conditions and exclusions.

In the event of cancellation by the insurance company(ies), the above policies have been endorsed to provide 30 days Notice of Cancellation (except for non-payment) to the certificate holder shown below, as required by written contract, subject to policy terms, conditions and exclusions.

CERTIFICATE HOLDER

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Page 1 of 5
© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)
The ACORD name and logo are registered marks of ACORD

AGENCY CUSTOMER ID: ____________
LOC #: ____________

ACORD

ADDITIONAL REMARKS SCHEDULE

Page 3 of 5

PRODUCER		INSURED
MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC.		Tidewater Inc. et al (See Named Insured list attached)
POLICY NUMBER		
CARRIER	NAIC CODE	ISSUE DATE: 05/26/2017

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: ________ **FORM TITLE:** ____________

ACORD 101 (2008/01)
© 2008 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD
CERTIFICATE NUMBER: RAM5UMHS

AGENCY CUSTOMER ID: ____________________
LOC #: ____________

ACORD

ADDITIONAL REMARKS SCHEDULE

Page 4 of 5

PRODUCER		INSURED
MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC.		Tidewater Inc. et al (See Named Insured list attached)
POLICY NUMBER		
CARRIER	NAIC CODE	ISSUE DATE: 05/26/2017

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: ________ **FORM TITLE:** ____________________

FOREIGN AUTOMOBILE LIABILITY - Policy No. 80-0275609 - 4/1/2017-2018 - Insurer: Insurance Co. of the State of Pennsylvania: Combined Single Limit of Liability $1,000,000 each accident. Foreign Auto provided on an Excess / Difference in Conditions basis.

FOREIGN VOLUNTARY COMPENSATION AND EMPLOYERS LIABILITY - Policy No. 83-73383 - 4/1/2017-2018 - Insurer: Insurance Co. of the State of Pennsylvania:

Employee Injury Benefits: U.S. Employee: State of Hire
Third Country National: Country of Origin/Hire
Local Hire or National: Employers Liability only

Employers Liability Limits: Injury by Accident $1,000,000 each accident
Injury by Disease $1,000,000 policy limit
Injury by Disease $1,000,000 each employee

EXCESS PROPERTY - Cover Note No. MS-S 5483 - 4/1/2017-2018 - Insurers: Lloyd's and Certain Companies: All Risks of direct physical loss or damage in respect of U.S. real and personal property as per policy schedule. Limits:
All Perils: $5,000,000 any one accident or occurrence, except
Named Windstorm $10,000,000 any one accident or occurrence
Flood (FEMA Zones A&V): $17,500,000 in the annual aggregate
In excess of underlying Property Policy No. PGLN14312298. Subject to deductibles and sublimits as per underlying policy terms and conditions.

NON-OWNED AIRCRAFT LIABILITY - Policy No. 1000231046-01 - 4/1/2017-2018 - Insurer: Starr Indemnity & Liability Company: Limit $20,000,000 each occurrence Combined Single Limit Bodily Injury and Property Damage Liability (including passengers).

In the event of cancellation by the insurance company(ies), the above policies have been endorsed to provide 30 days Notice of Cancellation (except for non-payment) to the certificate holder, as required by written contract, subject to policy terms, conditions and exclusions.

ACORD 101 (2008/01)
© 2008 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD
CERTIFICATE NUMBER: RAM5UMHS

AGENCY CUSTOMER ID: ______________________

LOC #: ______________

ACORD

ADDITIONAL REMARKS SCHEDULE

Page 5 of 5

PRODUCER MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC.	INSURED Tidewater Inc. et al (See Named Insured list attached)
POLICY NUMBER	
CARRIER / NAIC CODE	ISSUE DATE: 05/26/2017

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: ________ **FORM TITLE:** ______________________

TYPE OF INSURANCE: Property

COMPANY: ACE American Insurance Company

POLICY NO.: PGLN14312298
GPRN14312304

POLICY TERM: 04/01/2017 - 04/01/2018

LIMIT: $20,000,000 excess of deductibles each and every occurrence, subject to policy sublimits below. (Provided on an Excess / Difference in Conditions basis over certain locally-issued Property policies.)

SUBLIMITS:

$No Coverage	Business Interruption
$ 5,000,000	Extra Expense, not to exceed the specific amounts of insurance for each location
$ 15,000,000	Earthquake/Earth Movement Annual Aggregate, except
$No Coverage	California Earthquake Annual Aggregate
$ 10,000,000	Flood Annual Aggregate Including Storm Surge, except
$ 2,500,000	Flood Zone A and V Annual Aggregate Including Storm Surge (including subzones)
$ 500,000	California Flood Annual Aggregate
$ 10,000,000	Named Windstorm Annual Aggregate, not to exceed the specific amounts of insurance for each location
$ 5,000,000	Debris Removal or 25% of Adjusted Direct Property Loss, whichever is greater, not to exceed the specific amounts of insurance for each location
$ 5,000,000	Increased Cost of Construction & Demolition, not to exceed the specific amounts of insurance for each location
$ 5,000,000	Newly Acquired Property (90 days reporting), not to exceed the specific amounts of insurance for each location
$ 1,500,000	Electronic Data Processing Equipment & Media, not to exceed the specific amounts of insurance each for location
$ 1,000,000	Miscellaneous Unnamed Locations, not to exceed the specific amounts of insurance for each location
$ 25,000	Pollution Cleanup Annual Aggregate, not to exceed the specific amounts of insurance for each location
$ 1,500,000	Property In Transit Inland
$ 1,500,000	Valuable Papers and Records, not to exceed the specific amounts of insurance for each location
$ 2,500,000	Dock Collision, not to exceed the specific amounts of insurance for each location
$ 602,000	Contractors Equipment (Owned or Rented), not to exceed the specific amounts of insurance for each location

ACORD 101 (2008/01)

© 2008 ACORD CORPORATION. All rights reserved.

The ACORD name and logo are registered marks of ACORD

CERTIFICATE NUMBER: RAM5UMHS

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 05/26/2017

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC.
818 Town & Country Blvd, Suite 500
Houston, TX 77024-4549

CONTACT NAME:
PHONE (A/C, No, Ext): 713-877-8975 | FAX (A/C, No): 713-877-8974
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Underwriters at Lloyd's, London	
INSURER B :	
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

INSURED
Fifth Third Equipment Finance Company
38 Fountain Square Plaza, MD#10904A
Cincinnati, OH 44145

COVERAGES **CERTIFICATE NUMBER:** A2Z4L9T7 **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY CLAIMS-MADE / OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC OTHER:						EACH OCCURRENCE DAMAGE TO RENTED PREMISES (Ea occurrence) MED EXP (Any one person) PERSONAL & ADV INJURY GENERAL AGGREGATE PRODUCTS - COMP/OP AGG	\$ \$ \$ \$ \$ \$ \$
	AUTOMOBILE LIABILITY ANY AUTO OWNED AUTOS ONLY / SCHEDULED AUTOS HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident) BODILY INJURY (Per person) BODILY INJURY (Per accident) PROPERTY DAMAGE (Per accident)	\$ \$ \$ \$ \$
	UMBRELLA LIAB / OCCUR EXCESS LIAB / CLAIMS-MADE DED / RETENTION \$						EACH OCCURRENCE AGGREGATE	\$ \$ \$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					PER STATUTE / OTH-ER E.L. EACH ACCIDENT E.L. DISEASE - EA EMPLOYEE E.L. DISEASE - POLICY LIMIT	 \$ \$ \$
A	Innocent Owner's Interest Innocent Owners Interest Clauses - Hulls (September 1, 1997) (Amended)			MS-S 5425	04/01/2017	04/01/2018	DAMON B BANKSTON LESTER POLLACK MISS JANE TIDE SOLAR TIDE II PATTAROZZI TIDE	\$ 27,179,750 \$ 11,086,260 \$ 27,329,250 \$ 11,696,860 \$ 17,337,600

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
Loss, If Any, Payable to Insured and/or Order.
Guarantor: Tidewater Inc.
Charterer: Gulf Fleet Supply Vessels, LLC; Point Marine, LLC; Zapata Gulf Marine, LLC; Tidewater Marine, LLC

In the event of cancellation by the insurance company(ies), the above policies have been endorsed to provide 30 days Notice of Cancellation (except for non-payment) to the certificate holder shown below, as required by written contract, subject to policy terms, conditions and exclusions.

CERTIFICATE HOLDER

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Page 1 of 1
© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)
The ACORD name and logo are registered marks of ACORD

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 05/26/2017

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC.
818 Town & Country Blvd, Suite 500
Houston, TX 77024-4549

CONTACT NAME:
PHONE (A/C, No, Ext): 713-877-8975 FAX (A/C, No): 713-877-8974
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Underwriters at Lloyd's, London	
INSURER B :	
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

INSURED
BBVA Compass Financial Corporation, and/or its successors and assigns
159 Crocker Park Blvd., Suite 260
Westlake, OH 44145

COVERAGES **CERTIFICATE NUMBER:** 8GWLFE26 **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY; CLAIMS-MADE; OCCUR; GEN'L AGGREGATE LIMIT APPLIES PER: POLICY; PRO-JECT; LOC; OTHER:						EACH OCCURRENCE	$
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
							GENERAL AGGREGATE	$
							PRODUCTS - COMP/OP AGG	$
								$
	AUTOMOBILE LIABILITY; ANY AUTO; OWNED AUTOS ONLY; SCHEDULED AUTOS; HIRED AUTOS ONLY; NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB; OCCUR; EXCESS LIAB; CLAIMS-MADE; DED; RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N; ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH); If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					PER STATUTE; OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
A	Innocent Owner's Interest			MS-S 5424	04/01/2017	04/01/2018	KEN C TAMBLYN	$ 26,228,446
	Innocent Owners Interest Clauses - Hulls (September 1, 1997) (Amended)						PAUL W MURRILL	$ 25,866,534

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Loss, If Any, Payable to Insured and/or Order.
Guarantor: Tidewater Inc.
Charterer: Zapata Gulf Marine, LLC; Tidewater Marine, LLC

In the event of cancellation by the insurance company(ies), the above policies have been endorsed to provide 30 days Notice of Cancellation (except for non-payment) to the certificate holder shown below, as required by written contract, subject to policy terms, conditions and exclusions.

CERTIFICATE HOLDER

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Page 1 of 1
© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)
The ACORD name and logo are registered marks of ACORD

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 05/26/2017

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC.
818 Town & Country Blvd, Suite 500
Houston, TX 77024-4549

CONTACT NAME:
PHONE (A/C, No, Ext): 713-877-8975 FAX (A/C, No): 713-877-8974
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Underwriters at Lloyd's, London	
INSURER B :	
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

INSURED
Banc of America Leasing & Capital, LLC, its successors and assigns
PO Box 4431
Atlanta, GA 30302-4431

COVERAGES **CERTIFICATE NUMBER:** 68PX9P8J **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY						EACH OCCURRENCE	$
	CLAIMS-MADE / OCCUR						DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
	GEN'L AGGREGATE LIMIT APPLIES PER:						GENERAL AGGREGATE	$
	POLICY / PRO-JECT / LOC						PRODUCTS - COMP/OP AGG	$
	OTHER:							$
	AUTOMOBILE LIABILITY						COMBINED SINGLE LIMIT (Ea accident)	$
	ANY AUTO						BODILY INJURY (Per person)	$
	OWNED AUTOS ONLY / SCHEDULED AUTOS						BODILY INJURY (Per accident)	$
	HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY						PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB / OCCUR						EACH OCCURRENCE	$
	EXCESS LIAB / CLAIMS-MADE						AGGREGATE	$
	DED / RETENTION $							$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N						PER STATUTE / OTH-ER	
	ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH)	N/A					E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
	If yes, describe under DESCRIPTION OF OPERATIONS below						E.L. DISEASE - POLICY LIMIT	$
A	Innocent Owner's Interest Innocent Owners Interest Clauses - Hulls (September 1, 1997) (Amended)			MS-S 5423	04/01/2017	04/01/2018	DEAN EDWARD TAYLOR DELATTE TIDE PAT TILLMAN	$ 56,153,394 $ 23,936,432 $ 23,883,665 $ $

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
Loss, If Any, Payable to Insured and/or Order.
Guarantor: Tidewater Inc.
Charterer: Zapata Gulf Marine, LLC; Tidewater Marine, LLC

In the event of cancellation by the insurance company(ies), the above policies have been endorsed to provide 30 days Notice of Cancellation (except for non-payment) to the certificate holder shown below, as required by written contract, subject to policy terms, conditions and exclusions.

CERTIFICATE HOLDER

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Page 1 of 1
© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03) The ACORD name and logo are registered marks of ACORD

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 05/26/2017

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC.
818 Town & Country Blvd, Suite 500
Houston, TX 77024-4549

CONTACT NAME:
PHONE (A/C, No, Ext): 713-877-8975 FAX (A/C, No): 713-877-8974
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Underwriters at Lloyd's, London	
INSURER B :	
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

INSURED
MassMutual Asset Finance LLC
2 Hampshire St., Suite 101
Foxborough, MA 02035

COVERAGES **CERTIFICATE NUMBER:** LTC4V44V **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY; CLAIMS-MADE; OCCUR						EACH OCCURRENCE	$
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
	GEN'L AGGREGATE LIMIT APPLIES PER:						GENERAL AGGREGATE	$
	POLICY; PRO-JECT; LOC						PRODUCTS - COMP/OP AGG	$
	OTHER:							$
	AUTOMOBILE LIABILITY						COMBINED SINGLE LIMIT (Ea accident)	$
	ANY AUTO						BODILY INJURY (Per person)	$
	OWNED AUTOS ONLY; SCHEDULED AUTOS						BODILY INJURY (Per accident)	$
	HIRED AUTOS ONLY; NON-OWNED AUTOS ONLY						PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB; OCCUR						EACH OCCURRENCE	$
	EXCESS LIAB; CLAIMS-MADE						AGGREGATE	$
	DED; RETENTION $							$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N						PER STATUTE; OTH-ER	
	ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH)	N/A					E.L. EACH ACCIDENT	$
	If yes, describe under DESCRIPTION OF OPERATIONS below						E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
A	Innocent Owner's Interest Innocent Owners Interest Clauses - Hulls (September 1, 1997) (Amended)			MS-S 5426	04/01/2017	04/01/2018	JONATHAN ROZIER	$ 11,577,800

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
Loss, If Any, Payable to Insured and/or Order.
Guarantor: Tidewater Inc.
Charterer: Tidewater Marine, LLC

In the event of cancellation by the insurance company(ies), the above policies have been endorsed to provide 30 days Notice of Cancellation (except for non-payment) to the certificate holder shown below, as required by written contract, subject to policy terms, conditions and exclusions.

CERTIFICATE HOLDER

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Page 1 of 1
© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)
The ACORD name and logo are registered marks of ACORD

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 05/26/2017

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC. 818 Town & Country Blvd, Suite 500 Houston, TX 77024-4549	CONTACT NAME: PHONE (A/C, No, Ext): 713-877-8975 FAX (A/C, No): 713-877-8974 E-MAIL ADDRESS:
	INSURER(S) AFFORDING COVERAGE — NAIC # INSURER A : Underwriters at Lloyd's, London
INSURED PNC Equipment Finance LLC Two PNC Plaza, 18th Floor, 620 Liberty Ave. Pittsburgh, PA 15222	INSURER B : INSURER C : INSURER D : INSURER E : INSURER F :

COVERAGES **CERTIFICATE NUMBER:** L8V4Q44R **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY CLAIMS-MADE / OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC OTHER:						EACH OCCURRENCE DAMAGE TO RENTED PREMISES (Ea occurrence) MED EXP (Any one person) PERSONAL & ADV INJURY GENERAL AGGREGATE PRODUCTS - COMP/OP AGG	$ $ $ $ $ $ $
	AUTOMOBILE LIABILITY ANY AUTO OWNED AUTOS ONLY / SCHEDULED AUTOS HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident) BODILY INJURY (Per person) BODILY INJURY (Per accident) PROPERTY DAMAGE (Per accident)	$ $ $ $ $
	UMBRELLA LIAB / OCCUR EXCESS LIAB / CLAIMS-MADE DED / RETENTION $						EACH OCCURRENCE AGGREGATE	$ $ $
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N / A					PER STATUTE / OTH-ER E.L. EACH ACCIDENT E.L. DISEASE - EA EMPLOYEE E.L. DISEASE - POLICY LIMIT	 $ $ $
A	Innocent Owner's Interest Innocent Owners Interest Clauses - Hulls (September 1, 1997) (Amended)			MS-S 5427	04/01/2017	04/01/2018	BREWSTER TIDE	$ 25,192,000 $ $ $ $

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Loss, If Any, Payable to Insured and/or Order.
Guarantor: Tidewater Inc.
Charterer: Tidewater Marine, LLC

In the event of cancellation by the insurance company(ies), the above policies have been endorsed to provide 30 days Notice of Cancellation (except for non-payment) to the certificate holder shown below, as required by written contract, subject to policy terms, conditions and exclusions.

CERTIFICATE HOLDER	CANCELLATION
U.S. Department of Justice Office of the United States Trustee J. Caleb Boggs Federal Building 844 King Street, Suite 2207 Lockbox 35 Wilmington, DE 19801	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE

Page 1 of 1
© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)
The ACORD name and logo are registered marks of ACORD

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 05/26/2017

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC. 818 Town & Country Blvd, Suite 500 Houston, TX 77024-4549	CONTACT NAME: PHONE (A/C, No, Ext): 713-877-8975 FAX (A/C, No): 713-877-8974 E-MAIL ADDRESS:
	INSURER(S) AFFORDING COVERAGE — NAIC # INSURER A : Underwriters at Lloyd's, London
INSURED Regions Equipment Finance Corporation 1900 5th Avenue N., Suite 2400 Birmingham, AL 35203	INSURER B : INSURER C : INSURER D : INSURER E : INSURER F :

COVERAGES **CERTIFICATE NUMBER:** 6KXARJ5K **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY CLAIMS-MADE / OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC OTHER:						EACH OCCURRENCE DAMAGE TO RENTED PREMISES (Ea occurrence) MED EXP (Any one person) PERSONAL & ADV INJURY GENERAL AGGREGATE PRODUCTS - COMP/OP AGG	\$ \$ \$ \$ \$ \$ \$
	AUTOMOBILE LIABILITY ANY AUTO OWNED AUTOS ONLY / SCHEDULED AUTOS HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident) BODILY INJURY (Per person) BODILY INJURY (Per accident) PROPERTY DAMAGE (Per accident)	\$ \$ \$ \$ \$
	UMBRELLA LIAB / OCCUR EXCESS LIAB / CLAIMS-MADE DED / RETENTION \$						EACH OCCURRENCE AGGREGATE	\$ \$ \$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N / A					PER STATUTE / OTH-ER E.L. EACH ACCIDENT E.L. DISEASE - EA EMPLOYEE E.L. DISEASE - POLICY LIMIT	\$ \$ \$
A	Innocent Owner's Interest Innocent Owners Interest Clauses - Hulls (September 1, 1997) (Amended)			MS-S 5428	04/01/2017	04/01/2018	BROUSSARD TIDE BARTHEL TIDE FORTIER TIDE DALFREY TIDE	\$ 11,477,150 \$ 14,049,208 \$ 16,763,540 \$ 14,284,902 \$

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Loss, If Any, Payable to Insured and/or Order.
Guarantor: Tidewater Inc.
Charterer: Tidewater Marine, LLC

In the event of cancellation by the insurance company(ies), the above policies have been endorsed to provide 30 days Notice of Cancellation (except for non-payment) to the certificate holder shown below, as required by written contract, subject to policy terms, conditions and exclusions.

CERTIFICATE HOLDER	CANCELLATION
U.S. Department of Justice Office of the United States Trustee J. Caleb Boggs Federal Building 844 King Street, Suite 2207 Lockbox 35 Wilmington, DE 19801	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE

Page 1 of 1
© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)
The ACORD name and logo are registered marks of ACORD

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 05/26/2017

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC.
818 Town & Country Blvd, Suite 500
Houston, TX 77024-4549

CONTACT NAME:
PHONE (A/C, No, Ext): 713-877-8975 FAX (A/C, No): 713-877-8974
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Lloyd's and/or Certain Companies	
INSURER B :	
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

INSURED
Pental Insurance Company Ltd. (REINSURED)
c/o Tidewater Inc. et al (ORIGINAL INSURED)
(See Named Insured list attached)
Pan American Life Center
601 Poydras Street, Suite 1500
New Orleans, LA 70130-6040

COVERAGES **CERTIFICATE NUMBER:** HTYNQNED **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY; CLAIMS-MADE; OCCUR; GEN'L AGGREGATE LIMIT APPLIES PER: POLICY; PRO-JECT; LOC; OTHER:						EACH OCCURRENCE	$
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
							GENERAL AGGREGATE	$
							PRODUCTS - COMP/OP AGG	$
								$
	AUTOMOBILE LIABILITY; ANY AUTO; OWNED AUTOS ONLY; SCHEDULED AUTOS; HIRED AUTOS ONLY; NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB; OCCUR; EXCESS LIAB; CLAIMS-MADE; DED; RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N; ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH); If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					PER STATUTE; OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
A	MARINE REINSURANCE			MS-S 5134 R	04/01/2017	04/01/2018	SEE ATTACHED	$ $ $ $ $

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

CERTIFICATE HOLDER

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Page 1 of 5
© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)
The ACORD name and logo are registered marks of ACORD

AGENCY CUSTOMER ID: ______________________

LOC #: ______________

ACORD®

ADDITIONAL REMARKS SCHEDULE

Page 3 of 5

PRODUCER		INSURED
MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC.		Pental Insurance Company Ltd. (REINSURED) c/o Tidewater Inc. et al (ORIGINAL INSURED) (See Named Insured list attached)
POLICY NUMBER		
CARRIER	NAIC CODE	ISSUE DATE: 05/26/2017

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: ________ **FORM TITLE:** ______________________

ACORD 101 (2008/01)

© 2008 ACORD CORPORATION. All rights reserved.

The ACORD name and logo are registered marks of ACORD

CERTIFICATE NUMBER: HTYNQNED

AGENCY CUSTOMER ID: ______
LOC #: ______

ACORD®

ADDITIONAL REMARKS SCHEDULE

Page 4 of 5

PRODUCER MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC.		INSURED Pental Insurance Company Ltd. (REINSURED) c/o Tidewater Inc. et al (ORIGINAL INSURED) (See Named Insured list attached)
POLICY NUMBER		
CARRIER	NAIC CODE	ISSUE DATE: 05/26/2017

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: ______ FORM TITLE: ______

Type: MARINE REINSURANCE

Reinsured: Pental Insurance Company, Ltd.

Original Insured: Tidewater Inc. et al (See Named Insured list attached)

Period: April 1, 2017 to April 1, 2018

Cover Note No.: MS-S 5134 R

Reinsurance Security:

Lloyd's, London (various syndicates)	67.8689%
Swiss Re International SE	11.0000%
Royal & Sun Alliance Insurance plc	9.3811%
StarStone Insurance Europe AG	3.2500%
Allianz Global Corporate & Specialty SE	3.0000%
Liberty Insurance Underwriters, Inc.	3.0000%
Endurance Reinsurance Corp. of America	2.5000%

Coverages: Marine Liability limit $25,000,000 any one accident or occurrence. Marine Liability form including Protection and Indemnity, Pollution Liability, Collision & Towers Liability, Marine Liability, Jones Act, Maritime Employers Liability, P&I War Risks, Crew Liability, Death on the High Seas Act, Third Party Bodily Injury and Property Damage Liability, Wreck Removal, Contractual Liability, In Rem, Worldwide including Gulf of Mexico; Cargo excluded.

Hull equal to each vessel's agreed value as scheduled. American Institute Hull Clauses (June 2, 1977) as amended.

Hull War Risk equal to each vessel's agreed value as scheduled. American Institute Hull War Risks and Strikes Clauses (Including Automatic Termination and Cancellation Provisions) For Attachment to American Institute Hull Clauses December 1st, 1977 (Cl.A237) as amended and American Hull Insurance Syndicate Addendum to American Institute Hull War Risks and Strikes Clauses December 1, 1977 (April 1, 1984) as amended.

On: See vessel list attached

ACORD 101 (2008/01)
© 2008 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD
CERTIFICATE NUMBER: HTYNQNED

ACORD®

EVIDENCE OF PROPERTY INSURANCE

LY4QK4WH

DATE (MM/DD/YYYY): 05/26/2017

THIS EVIDENCE OF PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS EVIDENCE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE ADDITIONAL INTEREST.

AGENCY MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC. 818 Town & Country Blvd, Suite 500 Houston, TX 77024-4549	PHONE (A/C, No, Ext): 713-877-8975
FAX (A/C, No): 713-877-8974	E-MAIL ADDRESS:
CODE:	SUB CODE:
AGENCY CUSTOMER ID #:	
INSURED Tidewater Inc. et al (See Named Insured List attached) Pan American Life Center 601 Poydras Street, Suite 1500 New Orleans, LA 70130-6040	

COMPANY Underwriters at Lloyd's of London	
LOAN NUMBER	POLICY NUMBER MS-S 5499

EFFECTIVE DATE	EXPIRATION DATE	CONTINUED UNTIL TERMINATED IF CHECKED
04/01/2017	04/01/2018	☐

THIS REPLACES PRIOR EVIDENCE DATED:

PROPERTY INFORMATION

LOCATION/DESCRIPTION

See attached.

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

COVERAGE INFORMATION

PERILS INSURED ☐ BASIC ☐ BROAD ☐ SPECIAL ☐

COVERAGE / PERILS / FORMS	AMOUNT OF INSURANCE	DEDUCTIBLE
PHYSICAL DAMAGE - ROV All risks of direct physical loss or damage in respect of all equipment, owned or leased by the Insured, including Removal of Wreck. Worldwide Coverage, without restriction	Per Insured Values	See Below

REMARKS (Including Special Conditions)

Deductibles: Over Side Equipment $100,000 a.o.a.o.o., Top Side Equipment $50,000 a.o.a.o.o.
The ROV Equipment policy includes a Blanket Additional Insured and Blanket Waiver of Subrogation to the certificate holder as required by written contract.

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

ADDITIONAL INTEREST

NAME AND ADDRESS U.S. Department of Justice Office of the United States Trustee J. Caleb Boggs Federal Building 844 King Street, Suite 2207 Lockbox 35 Wilmington, DE 19801	☐ ADDITIONAL INSURED ☐ LENDER'S LOSS PAYABLE ☐ LOSS PAYEE ☐ MORTGAGEE ☐ LOAN # AUTHORIZED REPRESENTATIVE

ACORD 27 (2016/03)
© 1993-2015 ACORD CORPORATION. All rights reserved.
Page 1 of 4
The ACORD name and logo are registered marks of ACORD

AGENCY CUSTOMER ID: ______
LOC #: ______

ACORD

ADDITIONAL REMARKS SCHEDULE

Page 3 of 4

PRODUCER MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC.	INSURED Tidewater Inc. et al (See Named Insured List attached)
POLICY NUMBER	
CARRIER / NAIC CODE	ISSUE DATE: 05/26/2017

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: ______ **FORM TITLE:** ______

ACORD 101 (2008/01)
© 2008 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD
CERTIFICATE NUMBER: LY4QK4WH

AGENCY CUSTOMER ID: ______________
LOC #: ______________

ADDITIONAL REMARKS SCHEDULE

Page 4 of 4

PRODUCER		INSURED
MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC.		Tidewater Inc. et al (See Named Insured List attached)
POLICY NUMBER		
CARRIER	NAIC CODE	ISSUE DATE: 05/26/2017

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: ________ **FORM TITLE:** ________________

Tidewater Inc. et al - Cover Note No. MS-S 5499 - SCHEDULE OF ROVs:

HD-43 ROV System - Blue Ringed
HD-44 ROV System - Torpedo
HD-45 ROV System - Hatchet
HD-46 ROV System - Goblin
HD-47 ROV System - Viper Fish
HD-49 ROV System - Sabertooth
Class A Simulator Model # P#101-7400
Trade Show Simulator
Unit 1 Kongsberg HIPAP
Unit 2 Kongsberg HIPAP
UHD III ROV S/N 3 - Angler
UHD III ROV S/N 4 - Dragonfish
ROV Base Frame (Laird Tide)
Unit 1 500KW Generator & Day Tank S/N 6132
Unit 2 500KW Generator & Day Tank S/N 6133
Unit 3 500KW Generator & Day Tank S/N 6134
Brewster Tide A-Frame

ACORD 101 (2008/01)
© 2008 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD
CERTIFICATE NUMBER: LY4QK4WH

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 05/26/2017

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC. 818 Town & Country Blvd, Suite 500 Houston, TX 77024-4549	CONTACT NAME: PHONE (A/C, No, Ext): 713-877-8975 FAX (A/C, No): 713-877-8974 E-MAIL ADDRESS:
	INSURER(S) AFFORDING COVERAGE / NAIC #
	INSURER A : Lloyd's and/or Certain Companies
INSURED Sonatide Marine Limited and/or Tidewater Inc. Pan American Life Center 601 Poydras Street, Suite 1500 New Orleans, LA 70130-6040	INSURER B : INSURER C : INSURER D : INSURER E : INSURER F :

COVERAGES CERTIFICATE NUMBER: A8J4W2RG REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY CLAIMS-MADE / OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC OTHER:						EACH OCCURRENCE DAMAGE TO RENTED PREMISES (Ea occurrence) MED EXP (Any one person) PERSONAL & ADV INJURY GENERAL AGGREGATE PRODUCTS - COMP/OP AGG	\$ \$ \$ \$ \$ \$ \$
	AUTOMOBILE LIABILITY ANY AUTO OWNED AUTOS ONLY / SCHEDULED AUTOS HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident) BODILY INJURY (Per person) BODILY INJURY (Per accident) PROPERTY DAMAGE (Per accident)	\$ \$ \$ \$ \$
	UMBRELLA LIAB / OCCUR EXCESS LIAB / CLAIMS-MADE DED / RETENTION \$						EACH OCCURRENCE AGGREGATE	\$ \$ \$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) N/A If yes, describe under DESCRIPTION OF OPERATIONS below						PER STATUTE / OTH-ER E.L. EACH ACCIDENT E.L. DISEASE - EA EMPLOYEE E.L. DISEASE - POLICY LIMIT	\$ \$ \$
A	HULL & WAR RISKS (See attached)			MS-S 5528	04/01/2017	04/01/2018	SEE ATTACHED	\$ \$ \$ \$
	MARINE LIABILITIES (See attached)			MS-S 5529			EACH OCCURRENCE	\$ 25,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

CERTIFICATE HOLDER	CANCELLATION
U.S. Department of Justice Office of the United States Trustee J. Caleb Boggs Federal Building 844 King Street, Suite 2207 Lockbox 35 Wilmington, DE 19801	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE

Page 1 of 2
© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)
The ACORD name and logo are registered marks of ACORD

AGENCY CUSTOMER ID: ____________

LOC #: ____________

ACORD®

ADDITIONAL REMARKS SCHEDULE

Page 2 of 2

PRODUCER MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC.		INSURED Sonatide Marine Limited and/or Tidewater Inc.
POLICY NUMBER		
CARRIER	NAIC CODE	
		ISSUE DATE: 05/26/2017

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: ________ FORM TITLE: ________

HULL & WAR RISKS - Cover Note No. MS-S 5528 - effective April 1, 2017-2018 - Insured: Sonatide Marine Limited and/or Tidewater Inc. - Insurers: Underwriters at Lloyd's and Certain Companies - Deductible $100,000 Each Occurrence. Trading: West Coast of Africa. American Institute Hull Clauses (June 2, 1977) Cl.A1B as amended; American Institute Hull War Risks and Strikes Clauses (1st December, 1977) Cl.A237 as amended and American Hull Insurance Syndicate Addendum (April 1, 1984) Cl.A237 as amended; American Institute War Risk Protection and Indemnity Clauses SP-22B.

SCHEDULE OF VESSELS:

VESSEL NAME	TYPE	INSURED VALUE
DEBBIE TIDE	Crewboat	USD 975,000
GULF MALLARD	Tug	USD 2,000,000
GULF TEAL	Tug	USD 2,500,000
LUI TIDE	PSV	USD 7,936,000
MELINDA TIDE	Crewboat	USD 500,000
MISSION TIDE	Crewboat	USD 413,000
SOYO TIDE	Crewboat	USD 5,603,000

MARINE LIABILITIES - Cover Note No. MS-S 5529 - effective April 1, 2017-2018 - Insured: Sonatide Marine Limited and/or Tidewater Inc. - Insurers: Underwriters at Lloyd's, London - Limit of Liability $25,000,000 Each Occurrence; Deductible $100,000 Each Occurrence. Trading: West Coast of Africa. Marine Liability Form including but not limited to Crew Liability, Third Party Bodily Injury and Property Damage Liability, Collision and Towers Liability, Pollution Liability and Contractual Liability; Cargo Excluded.

Special Conditions:
Privilege is granted to charter and/or sub-charter and/or enter into operating agreements and/or perform towage and/or transport cargo and/or personnel (hereinafter referred to as "vessel operation"), and when performing such vessel operations and when the Insured is so required by written or verbal agreement, this Insurance shall Include as an additional Insured those parties whom the Insured is obligated to include as additional Insureds and Insured grants a waiver of its rights of subrogation (equitable or by assignment expressed or implied, loan receipt or otherwise) against those parties for whom the Insured is required to secure a waiver or subrogation by such written or verbal agreement. It is expressly understood that the naming of additional Insureds and/or waiving of subrogation shall be limited to the extent of the Named Insured's contractual commitment and to the vessels and operations insured hereunder. It is further understood that coverage provided to the Additional Insured shall not be deemed to include any contractual indemnifications, liabilities or indemnification expressly assumed by said Additional Insured, except to the extent that the Named Insured has expressly agreed by written contract to include such risk in its indemnity undertakings in such contract.

VESSEL POLLUTION LIABILITY - Policy No. 51-50975 - 4/1/2017-2018 - Insurer: Water Quality Insurance Syndicate: Vessel: Lui Tide. Limit: $2,099,262.

In the event of cancellation by the insurance company(ies), the above policies have been endorsed to provide 30 days Notice of Cancellation (except for non-payment and war) to the certificate holder, as required by written contract, subject to policy terms, conditions and exclusions.

ACORD 101 (2008/01)

© 2008 ACORD CORPORATION. All rights reserved.

The ACORD name and logo are registered marks of ACORD

CERTIFICATE NUMBER: A8J4W2RG

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 05/26/2017

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER	CONTACT NAME:	
MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC. 818 Town & Country Blvd, Suite 500 Houston, TX 77024-4549	PHONE (A/C, No, Ext): 713-877-8975	FAX (A/C, No): 713-877-8974
	E-MAIL ADDRESS:	
	INSURER(S) AFFORDING COVERAGE	NAIC #
	INSURER A :Lloyd's and/or Certain Companies	
INSURED Tidewater Inc. et al (See Named Insured list attached) Pan American Life Center 601 Poydras Street, Suite 1500 New Orleans, LA 70130-6040	INSURER B :	
	INSURER C :	
	INSURER D :	
	INSURER E :	
	INSURER F :	

COVERAGES **CERTIFICATE NUMBER:** DPK2CS2X **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY CLAIMS-MADE / OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC OTHER:						EACH OCCURRENCE	$
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
							GENERAL AGGREGATE	$
							PRODUCTS - COMP/OP AGG	$
								$
	AUTOMOBILE LIABILITY ANY AUTO OWNED AUTOS ONLY / SCHEDULED AUTOS HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB / OCCUR EXCESS LIAB / CLAIMS-MADE DED / RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					PER STATUTE / OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
A	TOTAL LOSS ONLY			MS-S 5135; MS-S 5136	04/01/2017	04/01/2018	SEE ATTACHED; VALUES AS SCHEDULED	$ $ $ $ $

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

CERTIFICATE HOLDER	CANCELLATION
U.S. Department of Justice Office of the United States Trustee J. Caleb Boggs Federal Building 844 King Street, Suite 2207 Lockbox 35 Wilmington, DE 19801	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE

Page 1 of 4
© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)
The ACORD name and logo are registered marks of ACORD

AGENCY CUSTOMER ID: ____________________

LOC #: ____________

ACORD

ADDITIONAL REMARKS SCHEDULE

Page 3 of 4

PRODUCER MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC.		INSURED Tidewater Inc. et al (See Named Insured list attached)
POLICY NUMBER		
CARRIER	NAIC CODE	ISSUE DATE: 05/26/2017

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: ________ FORM TITLE: ____________________

ACORD 101 (2008/01)

© 2008 ACORD CORPORATION. All rights reserved.

The ACORD name and logo are registered marks of ACORD

CERTIFICATE NUMBER: DPK2CS2X

CERTIFICATE OF LIABILITY INSURANCE

ACORD

DATE (MM/DD/YYYY): 05/26/2017

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC.
818 Town & Country Blvd, Suite 500
Houston, TX 77024-4549

CONTACT NAME:
PHONE (A/C, No, Ext): 713-877-8975 | FAX (A/C, No): 713-877-8974
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Gard P&I (Bermuda) Ltd	
INSURER B :	
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

INSURED
Troms Offshore Management AS and/or Tidewater Inc.
Pan American Life Center
601 Poydras Street, Suite 1500
New Orleans, LA 70130-6040

COVERAGES **CERTIFICATE NUMBER:** CKQL9X4Z **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY; CLAIMS-MADE; OCCUR; GEN'L AGGREGATE LIMIT APPLIES PER: POLICY; PRO-JECT; LOC; OTHER:						EACH OCCURRENCE	$
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
							GENERAL AGGREGATE	$
							PRODUCTS - COMP/OP AGG	$
								$
	AUTOMOBILE LIABILITY; ANY AUTO; OWNED AUTOS ONLY; SCHEDULED AUTOS; HIRED AUTOS ONLY; NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB; OCCUR; EXCESS LIAB; CLAIMS-MADE; DED; RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N; ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH); If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					PER STATUTE; OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
A	PROTECTION & INDEMNITY			MS-S 5437	02/20/2017	02/20/2018	SEE ATTACHED	$

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

CERTIFICATE HOLDER

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Page 1 of 2
© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)
The ACORD name and logo are registered marks of ACORD

AGENCY CUSTOMER ID: ____________________

LOC #: ____________

ACORD®

ADDITIONAL REMARKS SCHEDULE

Page 2 of 2

PRODUCER	INSURED
MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC.	Troms Offshore Management AS and/or Tidewater Inc.
POLICY NUMBER	
CARRIER / NAIC CODE	ISSUE DATE: 05/26/2017

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: ________ FORM TITLE: ____________________

PROTECTION & INDEMNITY - Cover Note No. MS-S 5437 - 2/20/2017-2018 - Insurer: Gard P&I (Bermuda) Ltd: Mutual Entry as per Association's Statutes and Rules including Oil Pollution which limited to $1 BILLION any one accident or occurrence. Including Protective Co-Insurance Clauses.

Including Comprehensive General Third Party Legal and Contractual Liability cover in respect of liabilities arising out of offshore and specialist vessels and craft charter parties, contracts and operations. Limits of Liability:

$25,000,000 per event for any and all liabilities, losses, costs and expenses recoverable. Applicable to "Troms Castor", "Troms Lyra", "Troms Mira", "Troms Hera", and "Demerest Tide".

$30,000,000 per event for any and all liabilities, losses, costs and expenses recoverable. Applicable to "Troms Pollux".

$50,000,000 per event for any and all liabilities, losses, costs and expenses recoverable. Applicable to "Troms Arcturus", "Troms Capella", "Troms Sirius".

ACORD 101 (2008/01)

© 2008 ACORD CORPORATION. All rights reserved.

The ACORD name and logo are registered marks of ACORD

CERTIFICATE NUMBER: CKQL9X4Z

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 05/26/2017

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
MCGRIFF, SEIBELS & WILLIAMS OF TEXAS, INC.
818 Town & Country Blvd, Suite 500
Houston, TX 77024-4549

CONTACT NAME:
PHONE (A/C, No, Ext): 713-877-8975 FAX (A/C, No): 713-877-8974
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Great American Insurance Company	16691
INSURER B :	
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

INSURED
Tidewater Inc.
601 Poydras Street, Suite1500
New Orleans, LA 70130

COVERAGES **CERTIFICATE NUMBER:** X3H6HWJ8 **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY; CLAIMS-MADE; OCCUR; GEN'L AGGREGATE LIMIT APPLIES PER: POLICY; PRO-JECT; LOC; OTHER:						EACH OCCURRENCE	$
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
							GENERAL AGGREGATE	$
							PRODUCTS - COMP/OP AGG	$
								$
	AUTOMOBILE LIABILITY; ANY AUTO; OWNED AUTOS ONLY; SCHEDULED AUTOS; HIRED AUTOS ONLY; NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB; EXCESS LIAB; OCCUR; CLAIMS-MADE; DED; RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N; ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH); If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					PER STATUTE / OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
A	Special Crime			OW50444CR	06/01/2015	06/01/2018	Per Insured Event	$ 20,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
In the event of cancellation by the insurance company(ies), the above policies have been endorsed to provide 30 days Notice of Cancellation (except for non-payment and war) to the certificate holder shown below, as required by written contract, subject to policy terms, conditions and exclusions.

CERTIFICATE HOLDER

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Page 1 of 1
© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)
The ACORD name and logo are registered marks of ACORD

Direct inquiries to the following address:
Strategic Risk Solutions (Bermuda) Ltd.	Pental Insurance Co. Ltd.
Managers for Pental Insurance Co. Ltd.	Pan-American Life Center
Continental Building, Third Floor	601 Poydras Street, Suite 1500
25 Church Street	New Orleans, Louisiana 70130-6061
P.O. Box HM 3103	Telephone: (504) 568-1010
Hamilton HM, NX, Bermuda

C E R T I F I C A T E     O F     I N S U R A N C E

TO:	U.S. Department of Justice
Office of the United States Trustee
Linda J. Casey - Trial Attorney
844 King Street, Suite 2207 Lockbox 35
Wilmington, DE 19801

We hereby confirm having effected the following Insurance:

ASSURED:	TIDEWATER INC. and its Subsidiary, Affiliated and/or Associated Companies, Partnerships or Joint Ventures (See Addendum “B” attached).

EFFECTIVE:	May 18, 2017 through March 31, 2018

ON:	Vessels listed in Addendum “C” attached

INSURER:	Pental Insurance Co. Ltd.

POLICY NO:	M-5700

LIMITS:	A.	Hull equal to each vessel’s agreed value.

	B.	Liability $25,000,000.00 each occurrence.

CONDITIONS:	A.	American Institute Hull Clauses (June 2, 1977) as amended.

	B.	Marine Liability Form, including, but not limited to:

•    Collision/Tower’s Liability

•    Property Damage Liability

•    Contractual Liability

•    War Risks

•    Wreck Removal

•    Pollution Cleanup Liability

•    Cargo Excluded

•    Protection and Indemnity

•    Third Party Bodily Injury

•    Worldwide Navigation Limits, including Gulf of Mexico

•    In Rem

•    Crew Liability (but specifically excluding Australian Seaman and any and all benefits payable under the Compensation Act 1992, and any preceding acts and/or extensions, amendments, modifications and superseding legislation thereto)

•    Admiralty, including Jones Act and Maritime Employer’s Liability

•    Death on the High Seas Act

SPECIAL CONDITIONS:	See Addendum “A” attached.

“This certificate neither affirmatively nor negatively amends, extends,

or alters the coverage afforded by the policies listed herein.”

PENTAL INSURANCE CO LTD.

ISSUED: May 26, 2017

CI-20170526-02805	0000159

May 26, 2017	Page 1 of 6

ADDENDUM “A”

PENTAL INSURANCE CO. LTD.

SPECIAL CONDITIONS

Privilege is granted to charter and/or sub-charter and/or enter into operating agreements and/or perform towage and/or transport cargo and/or personnel (hereinafter referred to as “vessel operations”), and when performing such vessel operations and when the Assured is so required by written contract, this insurance shall include as an Additional Assured those parties whom the Assured is obligated to include as Additional Assureds and the Underwriters grant a waiver of their rights of subrogation (equitable or by assignment, expressed or implied, loan receipt or otherwise) against those parties for whom the Assured is required to secure a waiver of subrogation by such written contract. It is expressly understood that the naming of Additional Assureds and/or waiving of subrogation shall be limited to the risks which are assumed by the Named Assured by written contract. It is further understood that coverage provided to the Additional Assured shall not be deemed to include any contractual indemnifications, liabilities or indemnification expressly assumed by said Additional Assured.

Should the above described policy be cancelled or materially changed before the expiration date thereof, the insurer will endeavor to mail thirty (30) days written notice, but seven (7) days as respects War Risk, to the named certificate holder, but a failure to mail such notice shall impose no obligation or liability of any kind upon the issuer, company, its agents or representatives.

In the event of cancellation by the insurance company, the above policy has been endorsed to provide 30 days Notice of Cancellation (except for non-payment and war) to the certificate holder shown below, as required by written contract or order, subject to policy terms, conditions and exclusions.

May 26, 2017	Page 2 of 6

ADDENDUM “B”

PENTAL INSURANCE CO. LTD.

NAMED INSURED

Tidewater Inc.

3291361 Nova Scotia ULC

Al Wasl Marine LLC

Antilles Marine Service Limited

Aqua Fleet Limited

Arabia Shipping Limited

Arrendadora de Naves del Golfo, S.A. de C.V., SOFOM, ENR.

Blue Fleet Limited

Cajun Acquisitions, L.L.C.

Compania Maritima de Magallanes Limitada

Crimson Fleet Limited

Divetide Limited

DTDW Holdings Limited

DTDW Marine Services B.V.

Equipo Mara, C.A.

Global Panama Marine Service, Inc.

Gold Fleet Limited

Green Fleet Limited

Grey Fleet Limited

Gulf Fleet Abu Dhabi

Gulf Fleet Middle East Limited

Gulf Fleet N.V.

Gulf Fleet Supply Vessels, L.L.C.

Hilliard Oil & Gas, Inc.

Indigo Fleet Limited

International Maritime Services, Inc.

Jackson Marine Limited

Java Boat Corporation

Java Boat Corporation B.V.

JB Holding Company B.V.

Logistica Mexicana del Caribe, S. de R.L. de C.V.

Mare Alta do Brasil Navegacao Ltda.

Maroon Fleet Limited

Mashhor Marine Sdn. Bhd.

Middle East Ships Limited

Navegadores Servicos de Apoio Maritimo Ltda.

Naviera Tidex, S. de R.L. de C.V.

Niugini Offshore Services Joint Venture

O.I.L. (Nigeria) Limited

Offshore Labuan Leasing Inc.

Offshore Marine Inc.

Offshore Pacific, Inc.

Orange Fleet Limited

OSA do Brasil Representacoes Ltda.

Pacific Tidewater Pty. Ltd.

Pan Marine do Brasil Ltda.

Pan Marine International Dutch Holdings, L.L.C.

Pan Marine International Inc. Freezone Co.

Pan Marine International, Inc.

Platinum Fleet Limited

Point Marine, L.L.C.

PT Tidewater Operators Indonesia

Purple Fleet Limited

Quality Shipyards, L.L.C.

S.O.P., Inc.

Sakhalin Holding, L.L.C.

Sakhalin Offshore Marine, L.L.C.

SEA Maritime Services Ptd. Ltd.

Servicios Costa Afuera de Mexico, S. de R.L. de C.V.

Servicios Maritimos del Carmen, S.A. de C.V.

Servicios Maritimos Ves, S. de R.L. de C.V.

Servicios y Representaciones Maritimas Mexicanas, S.A. de C.V.

Silver Fleet Limited

Sonatide Marine Services, Ltd.

Sonatide Marine, Ltd.

Southern Ocean Services Pte. Ltd.

Tide States Vessels, L.L.C.

Tide States, L.L.C.

Tideflo Marine Services Limited

Tidewater (India) Private Limited

Tidewater Al Rushaid Co., Ltd.

Tidewater Assets Limited

Tidewater Boats Limited

Tidewater Caribe, C.A.

Tidewater Corporate Services, L.L.C.

Tidewater Crewing Limited

Tidewater Cyprus Limited

Tidewater de Mexico, S. de R.L. de C.V.

Tidewater Dutch Holdings Cooperatief, U.A.

Tidewater GOM, Inc.

Tidewater GOM, Inc. Sucursal Colombia

Tidewater Hulls Limited

Tidewater Investment Cooperatief U.A.

Tidewater Investment SRL

Tidewater Marine, L.L.C.

Tidewater Marine Alaska, Inc.

Tidewater Marine Australia Pty. Ltd.

Tidewater Marine Charter Services Pte. Ltd.

Tidewater Marine Fleet, L.L.C.

Tidewater Marine Gabon S.A.

Tidewater Marine Hulls, L.L.C.

Tidewater Marine Indonesia Limited

Tidewater Marine International Dutch Holdings, L.L.C.

Tidewater Marine International Pte. Ltd.

Tidewater Marine International, Inc.

Tidewater Marine Kazakhstan, L.L.P.

Tidewater Marine Sakhalin, L.L.C.

Tidewater Marine Service (M) Sdn. Bhd.

Tidewater Marine Ships, L.L.C.

Tidewater Marine Technical Services (Shenzhen) Co., Ltd.

Tidewater Marine U.K. Limited

Tidewater Marine Vanuatu Limited

Tidewater Marine Vessels, L.L.C.

May 26, 2017	Page 3 of 6

Tidewater Marine West Indies Limited

Tidewater Marine Western, Inc.

Tidewater Maritime Limited

Tidewater Mexico Holding, L.L.C.

Tidewater Offshore Sdn. Bhd.

Tidewater Properties Limited

Tidewater ROV Limited

Tidewater Ships Limited

Tidewater Subsea Crewing Limited

Tidewater Subsea International Limited

Tidewater Subsea ROV, L.L.C.

Tidewater Subsea, L.L.C.

Tidewater Support Services Ltd.

Tidewater Venture, Inc.

Tidewater Vessels Limited

Tidex Nigeria Limited

Troms Offshore Fleet 1 AS

Troms Offshore Fleet 2 AS

Troms Offshore Fleet 3 AS

Troms Offshore Fleet 4 AS

Troms Offshore Fleet Holding AS

Troms Offshore Management AS

Troms Offshore Marine AS

Troms Offshore Services AS

Troms Offshore Supply AS

Twenty Grand (Brazil), L.L.C.

Twenty Grand Marine Service, L.L.C.

Vermilion Fleet Limited

Vesselogistics Limited

Violet Fleet Limited

VTG Ships Limited

VTG Supply Boat Liberia Inc.

Yellow Fleet Limited

Zapata Gulf Marine International Limited

Zapata Gulf Marine L.L.C.

Zapata Marine Service (Nigeria) Limited

Zapata Servicos Maritimos Ltda.

May 26, 2017	Page 4 of 6

ADDENDUM “C”

PENTAL INSURANCE CO. LTD.

SCHEDULE OF VESSELS

Adam Tide

Admiral Tide

Al Harthy Tide

Aldemir Souza Tide

Alden J Laborde

Allison Tide

Amadon Tide II

Ambrosius Tide

Anderson Tide

Ang Tide

Anna P

Archon Tide

Ario Tide

Art Carlson

Atef Tide

Bailey Tide

Bakama Tide

Barthel Tide

Belize Tide

Bergeron Tide

Big Joe Tide

Billy J Ramey II

Bobby Rawle Tide

Bonnette Tide

Boudreaux Tide

Bourgeois Tide

Boutros Tide

Boyd Tide

Brasher Tide

Breaux Tide

Brewster Tide

Broussard Tide

Burch Williams

C E Laborde Jr

Cabiness Tide

Callais Tide

Campos Tide

Canuku Tide

Carline Tide

Caroline Tide III

Carr Tide

Chaleur

Chauvin Tide

Chayari Tide

Cheryl Tide

Chiasson Tide

Chiloango Tide

Chinga Tide

Christina Tide

Cindy Brown Tide

Cindy Tide

Collard Tide

Collins Tide

Comotto Tide

Construct Tide II

Couper Tide

Courtney Tide

Coxon Tide

Currie Tide

Dalen Tide

Dalfrey Tide

Damon B Bankston

Danko Tide

David Tide II

Davidson Tide

Davis Tide

Day Tide

De Vries Tide

Dean Edward Taylor

Deenna Tide

Dela Llana Tide

Delancey Tide

Delatte Tide

Demarest Tide

Deroche Tide

Desoto Tide

Deville Tide

Diana Tide

Doenicke Tide

Domingue Tide

Donnelly Tide

D’Souza Tide

Du Moulin Tide

Dulaca Tide

Ebanks Tide

Ed Kyle

Errington Tide

Fanning Tide

Faridah Tide

Felton Tide

Flowers Tide

Fonseca Tide

Fortier Tide

Foster Tide

Futila Tide

Gammage Tide

Gary Tide

Garza Tide

Gerard Tide

Gleixner Tide

Goldblatt Tide

Greenwood Tide

Gro Tide

Gubert Tide

Guidry Tide

Gulf Scaup

Gulf Wigeon

Halat Tide

Handin Tide

Hanks Tide

Hart Tide

Hebert Tide

Ibinda Tide

Instone Tide

J Hugh Roff Jr

J Keith Lousteau

Jo Lynn Tide

John P Laborde

Jonathan Rozier

Jones Tide

Karen Tide II

Kehoe Tide

Ken C Tamblyn

Kenny Tide

Kirkconnell Tide

Kosarca Tide

Lacoste Tide

Laird Tide

Landry Tide

Leach Tide

Lebouef Tide

Lecompte Tide

Leese Tide

Leibe Tide

Lelean Tide

Leonard Tide

Lester Pollack

LH1

Lift Tide II

Lim Tide

Lloyd M Defelice

Lobito Tide

Lourdes Tide

Lousteau Tide

Loving Tide

Luanda Tide

Lubambi Tide

Lundstrom Tide

Luvassa Tide

Madonna Tide

May 26, 2017	Page 5 of 6

Magic Tide II

Magnum Tide

Mahnke Tide

Maiden Tide

Malanje Tide

Malongo Tide

Mansour Tide

Maquidi Tide

Marty Quist Tide

Masleny Tide

Mawford Tide

Mckenny Tide

Melton Tide

Menendez Tide

Mervat Tide

Michele A Defelice

Milan Tide

Miller Tide

Miss Jane Tide

Miss Marilene Tide

Montet Tide

Montgomery Tide

Monty Orr Tide

Morrison Tide

Mossalem Tide

Namibe Tide

Nautical Tide

Nelson Tide

Netherland Tide

Olimpia

Olivier Tide

O’Rourke Tide

Ortalano Tide

Ozren Tide

Pat Taylor

Pat Tillman

Paterson Tide

Pattarozzi Tide

Paul W Murrill

Pelafigue Tide

Platt Tide

Pravit Tide

Premaraj Tide

Rafael Tide

Redel Tide

Reech Tide

Reg Mcnee Tide

Reynaldo Tide

Richard A Philippi

Richard M Currence

Richard Tide

Robert H Boh

Rogelio Tide

Romic Tide

Rozo Tide

Russell Tide

Saavedra Tide

Sabando Tide

Sam S Allgood

Sandra Tide

Sasi Tide

Savoy Tide

Segovia Tide

Shepherd Tide

Skipsey Tide

Smith Tide

Solar Tide II

Southern Tide

Spooner Tide

States Tide

Stephen Wallace Dick

Stipe Tide

Stricklin Tide

Susan Tide

Sutton Tide

T1 Abike

Tablate Tide

Terrel Tide

Terry Tide

Thompson Tide

Tidewater Enabler

Tola Tide

Tommy Sheridan Tide

Torrens Tide

Touchet Tide

Troms Arcturus

Troms Capella

Troms Castor

Troms Hera

Troms Lyra

Troms Mira

Troms Pollux

Troms Sirius

Trounson Tide

Urdaneta Tide

Ursula Tide

Vrana Tide

Walgamotte Tide

Walker Tide

War Admiral

Ward Tide

Weyland Tide

Wiggins Tide

Wilbert Tide

William C Hightower

William C O’Malley

William E Bright

William R Croyle II

Wise Tide II

Yeo Tide

Zambeze Tide

Zola Tide

May 26, 2017	Page 6 of 6

CERTIFICATE OF INSURANCE

Certificate Holder:	U.S. Department of Justice
Office of the United States Trustee
J. Caleb Boggs Federal Building
844 King Street, Suite 2207
Lockbox 35
Wilmington, DE 19801

This is to certify that the policy of insurance as described below have been issued to the Insured named below and are in force at this time.

Policy Term:	April 1, 2016 12.01 am Central Standard Time, USA until April 1, 2019 12.01 am Central Standard Time, USA.

Policy Number:	26300 30091061

Named Insured:	Tidewater de México, S. de R.L. de C.V.

Sum Insured:	In respect of Marine Liability, this insurance shall pay up to USD $100,000,000 any one accident or occurrence excess of USD $1,000,000 any one accident or occurrence (Self Insured Retention).

VESSEL	TOTAL VALUE		HULL		INCREASED VALUE		ESTIMATED VESSEL DAYS WORKED
DEVILLE TIDE	USD	7,094,000	USD	5,320,500	USD	1,773,500	119
BARTHEL TIDE	USD	14,050,000	USD	10,537,500	USD	3,512,500	0
CINDY TIDE	USD	24,300,000	USD	18,225,000	USD	6,075,000	185
DALFREY TIDE	USD	14,300,000	USD	10,725,000	USD	3,575,000	0
EBANKS TIDE.	USD	7,459,000	USD	5,594,250	USD	1,864,750	120
GLEIXNER TIDE	USD	18,000,000	USD	13,500,000	USD	4,500,000	343
GREENWOOD TIDE	USD	20,700,000	USD	15,525,000	USD	5,175,000	353
HEBERT TIDE	USD	6,873,000	USD	5,154,750	USD	1,718,250	210
LEIBE TIDE	USD	18,000,000	USD	13,500,000	USD	4,500,000	333
LOUSTEAU TIDE	USD	6,175,000	USD	5,036,250	USD	1,678,750	353
LOVING TIDE	USD	7,290,000	USD	5,467,500	USD	1,822,500	265
MAGIC TIDE II	USD	240,000	USD	240,000			0
MAGNUM TIDE	USD	183,000	USD	183,000			240
MILLER TIDE	USD	18,000,000	USD	13,500,000	US	4,500,000	0
OLIMPIA	USD	15,000	USD	15,000			0
O’ROURKE TIDE	USD	10,000,000	USD	7,500,000	USD	2,500,000	0
PAT TAYLOR	USD	7,281,000	USD	5,460,750	USD	1,820,250	353
ROZO TIDE	USD	18,900,000	USD	14,175,000	USD	4,725,000	315
SMITH TIDE	USD	8,804,000	USD	6,603,000	USD	2,201,000	0
SUSAN TIDE	USD	1,350,000	USD	1,350,000			353

	USD	209,554,000	USD	157,612,500	USD	51,941,500	3,542

AV. INSURGENTES SUR 3500 - C.P. 14060 CIUDAD DE MÉXICO-APDOS. 22-365 Y 22-366 - DIR. CAB. SEGUROS INBURSA

F-834

Subject to:	Certificate holder will receive 30 days’ notice of cancellation or material change.

The policy described above is subject to its own terms and conditions. This Certificate of Insurance does not extend or modifies the policy coverage and/or exclusions.

ATENTAMENTE

Alejandro Baeza Kingston

Gerente Diversos Daños

AV. INSURGENTES SUR 3500 - C.P. 14060 CIUDAD DE MÉXICO-APDOS. 22-365 Y 22-366 - DIR. CAB. SEGUROS INBURSA

F-834

CERTIFICATE OF INSURANCE

Certificate Holder:	U.S. Department of Justice Office of the United States Trustee J. Caleb Boggs Federal Building 844 King Street, Suite 2207 Lockbox 35 Wilmington, DE 19801

This is to certify that the policy of insurance as described below have been issued to the Insured named below and are in force at this time.

Policy Term:	April 1, 2016 12.01 am Central Standard Time, USA until April 1, 2019 12.01 am Central Standard Time, USA.

Policy Number:	26300 30091070

Named Insured:	Tidewater de México, S. de R.L. de C.V.

Sum Insured Hull Section:

In respect of Hull Interests, this insurance shall pay the hull limit schedule excess of USD $500,000 any one accident or occurrence including total loss (Self Insured retention).

In respect of increased value, this insurance shall pay as per vessel schedule. Each vessel shall be deemed to be separately insured.

VESSEL	TOTAL VALUE		HULL		INCREASED VALUE		ESTIMATED VESSEL DAYS WORKED
DEVILLE TIDE	USD	7,094,000	USD	5,320,500	USD	1,773,500	119
BARTHEL TIDE	USD	14,050,000	USD	10,537,500	USD	3,512,500	0
CINDY TIDE	USD	24,300,000	USD	18,225,000	USD	6,075,000	185
DALFREY TIDE	USD	14,300,000	USD	10,725,000	USD	3,575,000	0
EBANKS TIDE.	USD	7,459,000	USD	5,594,250	USD	1,864,750	120
GLEIXNER TIDE	USD	18,000,000	USD	13,500,000	USD	4,500,000	343
GREENWOOD TIDE	USD	20,700,000	USD	15,525,000	USD	5,175,000	353
HEBERT TIDE	USD	6,873,000	USD	5,154,750	USD	1,718,250	210
LEIBE TIDE	USD	18,000,000	USD	13,500,000	USD	4,500,000	333
LOUSTEAU TIDE	USD	6,175,000	USD	5,036,250	USD	1,678,750	353
LOVING TIDE	USD	7,290,000	USD	5,467,500	USD	1,822,500	265
MAGIC TIDE II	USD	240,000	USD	240,000			0
MAGNUM TIDE	USD	183,000	USD	183,000			240
MILLER TIDE	USD	18,000,000	USD	13,500,000	US	4,500,000	0
OLIMPIA	USD	15,000	USD	15,000			0
O’ROURKE TIDE	USD	10,000,000	USD	7,500,000	USD	2,500,000	0
PAT TAYLOR	USD	7,281,000	USD	5,460,750	USD	1,820,250	353
ROZO TIDE	USD	18,900,000	USD	14,175,000	USD	4,725,000	315
SMITH TIDE	USD	8,804,000	USD	6,603,000	USD	2,201,000	0
SUSAN TIDE	USD	1,350,000	USD	1,350,000			353

	USD	209,554,000	USD	157,612,500	USD	51,941,500	3,542

AV. INSURGENTES SUR 3500 - C.P. 14060 CIUDAD DE MÉXICO-APDOS. 22-365 Y 22-366 - DIR. CAB. SEGUROS INBURSA

F-834

Conditions:	American Institute Hull Clauses

Subject to:	Certificate holder will receive 30 days notice of cancellation or material change.

The policy described above is subject to its own terms and conditions. This Certificate of Insurance does not extend or modifies the policy coverage and/or exclusions.

ATENTAMENTE

Arq. Alejandro Baeza Kingston

Gerente Diversos Daños

AV. INSURGENTES SUR 3500 - C.P. 14060 CIUDAD DE MÉXICO-APDOS. 22-365 Y 22-366 - DIR. CAB. SEGUROS INBURSA

F-834

CERTIFICATE OF INSURANCE

ISSUED TO

U.S Department of Justice

Office of the United States Trustee

This Is To Certify That We Have Affected The Following Insurance:-

POLICY NO	:	3179/2017

Insured	:	Branch of Pan Marine International, Inc. Freezone Company

Period	:	With effect from 01/04/2017 to 31/3/2018

Interest	:

A FRAME T5098

ANG TIDE

BURCH WILLIAMS

COMPOSE TIDE

CAROLINE TIDE III

JOHN P LABORDE

LEAONARD TIDE

LUNDSTROM TIDE

MCKENNY TIDE

RICHARD M CURRENCE

SOLAR TIDE II

ERRINGTON TIDE

STRiCKLIN TIDE

FORTIER TIDE

Coverage	:

Section 1:

Hull

Increased Value

Section 2:

Marine Liability including Protection and Indemnity, Pollution liability, collision and tower liability, Marine Liability, Jones Act, Maritime Employers Liability, Shiperpairers Liability, Protection and Indemnity War Risks, Marine Builders Risk Protection and Indemnity, Marine Shipyard Pollution Liability, and Remotely Operated Vehicle (ROV) operations.

Sum Insured / Limits of liability/Excess	:

Section 1:

In respect of Hull/Increased Value interests, this insurance shall pay the hull limit scheduled excess of USD 500,000.00 any one accident or occurrence including total loss [Self Insured retention].

Section 2:

In respect of Marine Liability Interests, this insurance shall pay up to USD 25,000,000.00 any one accident or occurrence excess of USD 1,000,000 any one accident or occurrence [Self Insured Retention).

Conditions	:	This insurance is subject to the following:

All terms & conditions as per original policy wording.

The Egyptian law and jurisdiction.

It is noted and agreed that the due premium shall be paid in full within 60 days from inception.

The certificate holder will receive 30 days notice of Cancellation or material change.

Cairo, 25/5/2017	Misr Insurance Company

CHUBB DE MEXICO,

COMPAÑIA DE SEGUROS, S.A. DE C.V.

Av. Santa Fe 505 piso 17, Col. Cruz Manca, Del. Cuajimalpa, C.P. 05349, México, D.F.

Tel. 5081 5600 ext. 5551 / 5573             Email: clandazuri@chubb.com / apelaez@chubb.com

México, D.F. a 30 de mayo de 2017

C E R T I F I C A D O

At’n:	LINDA J. CASEY TRIAL ATTORNEY U.S. Department of Justice Office of the United States Trustee J. Caleb Boggs Federal Building 844 King street, suite 2207 Lockbox 35 Wilmington, de 19801

Asegurado:	TIDEWATER DE MÉXICO, S. DE R.L. DE C.V.

Póliza:	DO977784-6

Ramo:	Responsabilidad Civil de Consejeros y Funcionarios

Vigencia:	01 de abril de 2017 - 01 de abril de 2018

CHUBB DE MEXICO, CIA. DE SEGUROS, S. A. DE C. V., emite el presente certificado para confirmar que la póliza de referencia se encuentra pagada y en vigor, bajo los siguientes términos y condiciones:

Grupo corporativo:	Tidewater de México, S. de R.L. de C.V. Arrendadora de Naves del Golfo, S.A. de C.V. SOFOM ENR Logística Mexicana del Caribe, S. de R.L. de C.V. Servicios Costa Afuera de México, S. de R.L. de C.V.

Límite de indemnización:	$5,000,000 Dólares.

Deducible:	$1,000,000 Dólares, para la cobertura de reembolso al grupo corporativo.

Se expide la presente certificación a petición del asegurado para los efectos legales correspondientes.

Atentamente,

Líneas Internacionales | Chubb Multinational Solutions | Chubb de México

Av. Santa Fe 505 piso 17, Col. Cruz Manca, Del. Cuajimalpa, C.P. 05349, México, D.F.

(55)-50815600 ext. 5551 / 5573 | H clandazuri@chubb.com / apelaez@chubb.com

In re Tidewater Inc., et al. Debtors.	Case No. 17-11132 (BLS)

Exhibit C

Interim Cash Management Order

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

x
In re:	:	Chapter 11
:
TIDEWATER INC., et al.,	:	Case No. 17-11132 (BLS)
:
	:	(Jointly Administered)
Debtors.[1]	:	Re: Docket No. 6
x

INTERIM ORDER PURSUANT TO 11 U.S.C. §§ 105(a), 345(b), 363(b)(1),

AND 363(c)(1) AND FED. R. BANKR. P. 6003 AND 6004 (I) AUTHORIZING

DEBTORS TO (A) CONTINUE EXISTING CASH MANAGEMENT SYSTEM,

(B) MAINTAIN BUSINESS FORMS AND EXISTING BANK ACCOUNTS, AND

(C) CONTINUE INTERCOMPANY ARRANGEMENTS; (II) WAIVING THE

REQUIREMENTS OF 11 U.S.C. § 345(b); AND (III) GRANTING RELATED RELIEF

Upon the motion, dated May 17, 2017 (the “Motion”)2 of Tidewater Inc. and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), pursuant to sections 105(a), 345(b), 363(b)(1), and 363(c)(1) of the Bankruptcy Code and Bankruptcy Rules 6003 and 6004, for an interim order (the “Interim Order”) (i) authorizing the Debtors to (a) continue their existing Cash Management System; (b) continue using their existing Business Forms and Bank Accounts; and (c) continue their intercompany arrangements; (ii) a waiver of the requirements of section 345(b) of the

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, if any, are: Tidewater Inc. (7776), Tidewater Marine Western, Inc. (1064), Tidewater Corporate Services, L.L.C. (7776), Tidewater Marine, L.L.C. (7779), Cajun Acquisitions, LLC (2365), Gulf Fleet Supply Vessels, L.L.C. (2194), Hilliard Oil & Gas, Inc. (4727), Java Boat Corporation (0278), Pan Marine International Dutch Holdings, L.L.C., Point Marine, L.L.C. (9586), Quality Shipyards, L.L.C. (2335), S.O.P., Inc. (3464), Tidewater Marine Alaska, Inc. (7549), Tidewater Marine International Dutch Holdings, L.L.C. (2289), Tidewater Marine Sakhalin, L.L.C. (7779), Tidewater Mexico Holding, L.L.C. (8248), Tidewater Venture, Inc. (7694), Twenty Grand (Brazil), L.L.C. (7730), Twenty Grand Marine Service, L.L.C. (7730), Zapata Gulf Marine, L.L.C. (5513), Tidewater GOM, Inc. (2799), Tidewater Subsea, L.L.C. (2022), Tidewater Subsea ROV, L.L.C. (3832), Tidewater Marine Fleet, L.L.C., Tidewater Marine Hulls, L.L.C., Tidewater Marine Ships, L.L.C., and Tidewater Marine Vessels, L.L.C. The Debtors’ principal offices are located at 601 Poydras Street, Suite 1500, New Orleans Louisiana 70130.
[2]	Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Motion.

Bankruptcy Code; and (iii) authorizing the Debtor Banks to continue to charge bank fees and to charge back returned items to the Bank Accounts, whether such items are dated before, on, or after the commencement of these chapter 11 cases, all as more fully set forth in the Motion; and the Court having jurisdiction to consider the Motion and the relief requested therein pursuant to 28 U.S.C. §§ 157 and 1334; and the Amended Standing Order of Reference from the United States District Court for the District of Delaware, dated February 29, 2012; and consideration of the Motion and the requested relief being a core proceeding pursuant to 28 U.S.C. § 157(b); and venue being proper before the Court pursuant to 28 U.S.C. §§ 1408 and 1409; and due and proper notice of the Motion having been provided to the Notice Parties; and such notice having been adequate and appropriate under the circumstances, and it appearing that no other or further notice need be provided; and the Court having reviewed the Motion; and the Court having held a hearing to consider the relief requested in the Motion on an interim basis (the “Hearing”); and upon the Fanning Declaration, filed contemporaneously with the Motion, and the record of the Hearing; and the Court having determined that the legal and factual bases set forth in the Motion establish just cause for the relief granted herein; and it appearing that the relief requested in the Motion is necessary to avoid immediate and irreparable harm to the Debtors and their estates as contemplated by Bankruptcy Rule 6003, and is in the best interests of the Debtors, their estates, creditors, and all parties in interest; and upon all of the proceedings had before the Court and after due deliberation and sufficient cause appearing therefor,

IT IS HEREBY ORDERED THAT:

1. The Motion is granted on an interim basis as set forth herein.

2. The Debtors are authorized, pursuant to sections 363(c) and 105(a) of the Bankruptcy Code, to continue to manage their cash pursuant to the Cash Management System maintained before the Petition Date; to collect and disburse cash in accordance with the Cash Management System, including intercompany funding to Non-Debtor Affiliates; and to make ordinary course changes to their Cash Management System without further order of the Court.

2

3. Pursuant to section 105(a) of the Bankruptcy Code, each of the Debtor Banks is authorized to continue to honor transfers, as directed by the Debtors, of funds among the Bank Accounts.

4. The Debtors shall maintain accurate records of all transfers within the Cash Management System so that all postpetition transfers and transactions, including intercompany transfers, shall be adequately and promptly documented in, and readily ascertainable from, their books and records and the Debtors shall, on request, provide reasonable access to such records to the counsel to the Unofficial Noteholder Committee and counsel to the Credit Agreement Agent.

5. The Debtors are further authorized to (i) designate, maintain, and continue to use any or all of their existing Bank Accounts, including those listed on Schedule 1 annexed hereto, in the names and with the account numbers existing immediately before the Petition Date, (ii) deposit funds in, and withdraw funds from, such accounts by all usual means, including, without limitation, checks, wire transfers, ACH transfers, and other debits, (iii) pay any Bank Fees or other charges associated with the Bank Accounts, whether arising before or after the Petition Date, and (iv) treat their prepetition Bank Accounts for all purposes as debtor in possession accounts.

3

6. All Debtor Banks with which the Debtors maintained Bank Accounts as of the Petition Date are authorized to debit the Debtors’ accounts in the ordinary course of business without the need for further order of this Court for: (i) all checks drawn on the Debtors’ accounts which are cashed at such Debtor Bank’s counters or exchanged for cashier’s checks by the payees thereof prior to the Petition Date; (ii) all checks or other items deposited in one of Debtors’ accounts with such bank prior to the Petition Date which have been dishonored or returned unpaid for any reason, together with any fees and costs in connection therewith, to the same extent the Debtors were responsible for such items prior to the Petition Date; and (iii) all undisputed prepetition amounts outstanding as of the date hereof, if any, owed to any Bank as Bank Fees for the maintenance of the Cash Management System.

7. The Debtor Banks are authorized to charge, and the Debtors are authorized to pay, honor, or allow, both prepetition and postpetition fees, costs, charges, and expenses, including the Bank Fees, and charge back returned items to the Bank Accounts in the ordinary course.

8. The Debtor Banks shall not be liable to any party on account of: (a) following the Debtors’ representations, instructions, or presentations as to any order of the Court (without any duty of further inquiry); (b) the honoring of any prepetition checks, drafts, wires, or ACH transfers in a good faith belief or upon a representation by the Debtors that the Court has authorized such prepetition check, draft, wires, or ACH transfers; or (c) an innocent mistake made despite implementation of reasonable handling procedures.

9. Nothing contained herein shall prevent the Debtors from opening or closing any Bank Account(s) as they may deem necessary and appropriate, any relevant Bank is authorized to honor the Debtors’ requests to close such Bank Accounts, and, at least ten days prior to such opening or closure, the Debtors shall give advance written notice thereof to the U.S. Trustee, counsel to any statutory committee appointed in these chapter 11 cases, counsel to the Unofficial Noteholder Committee, and counsel to the Credit Agreement Agent; provided, further, that the Debtors shall open any new Bank Accounts at banks that have executed a Uniform Depository Agreement with the U.S. Trustee (a “UDA”) or at banks that are willing to immediately execute a UDA.

4

10. The Debtors are authorized to continue the Debt/Credit Card Program and the FX Bank Process in the ordinary course of business, subject to the terms and conditions thereof, including payment of any service fees incurred in connection therewith, and to pay any prepetition amounts related thereto; provided that prepetition payments authorized pursuant to this Interim Order on account of the Debt/Credit Card Program are capped at $30,000.

11. The Debtors’ time to come into compliance with section 345(b) of the Bankruptcy Code is hereby extended for a period of thirty (30) days from the Petition Date; provided, that such extension is without prejudice to the Debtors’ right to request a further extension of such period.

12. For all Debtor Banks at which the Debtors maintain Bank Accounts that are party to a UDA, within fifteen (15) days of the date of entry of this Interim Order, the Debtors shall (i) contact each such Bank, (ii) provide each such Bank with each of the Debtor’s employer identification numbers, and (iii) identify each of their Bank Accounts held at such Banks as being held by a debtor in possession in a chapter 11 case.

13. For all Debtor Banks at which the Debtors hold Bank Accounts that are not a party to a UDA, the Debtors shall use their good-faith efforts to cause such Banks to execute a UDA in a form prescribed by the U.S. Trustee within thirty (30) days of the date of this Interim Order. The U.S. Trustee’s rights to seek further relief from this Court on notice in the event that the aforementioned Banks are unwilling to execute such a UDA are fully reserved.

5

14. The Debtors are authorized to use their existing Business Forms without alteration, provided that once the Debtors’ existing checks have been used, the Debtors shall, when reordering checks, require the designation “Debtor in Possession” and the corresponding bankruptcy case number on all checks; provided, that, with respect to checks that the Debtors or their agents print themselves, the Debtors shall begin printing the “Debtor in Possession” legend and the bankruptcy case number, on such items within ten (10) days of the date of entry of this Interim Order.

15. Notwithstanding the Debtors’ use of a consolidated cash management system, the Debtors shall calculate quarterly fees under 28 U.S.C. § 1930(a)(6) based on the disbursements of each Debtor, regardless of which entity pays those disbursements.

16. The Debtors are authorized, but not directed, to issue new postpetition checks, or effect new electronic funds transfers, on account of prepetition obligations and claims authorized to be paid pursuant to an order of the Court, and to replace any prepetition checks or electronic fund transfer requests that may be lost or dishonored or rejected as a result of the commencement of the Debtors’ chapter 11 cases.

17. Nothing contained in the Motion or this Interim Order, nor any payment made pursuant to the authority granted by this Interim Order is intended to be, or shall be construed as, (i) an admission as to the validity of any claim against the Debtors, (ii) a waiver of the Debtors’ or any appropriate party in interest’s rights to dispute the amount of, basis for, or validity of any claim against the Debtors, (iii) a waiver of any claims or causes of action which may exist against any creditor or interest holder, or (iv) an approval, assumption, adoption, or rejection of any agreement, contract, lease, program, or policy between the Debtors and any third party under section 365 of the Bankruptcy Code.

6

18. Notwithstanding entry of this Interim Order, nothing herein shall create, nor is intended to create, any rights in favor of, or enhance the status of, any claim held by, any party.

19. The requirements of Bankruptcy Rule 6003(b) have been satisfied.

20. Under the circumstances of these chapter 11 cases, notice of the Motion is adequate under Bankruptcy Rule 6004(a).

21. Notwithstanding Bankruptcy Rule 6004(h), this Interim Order shall be immediately effective and enforceable upon its entry.

22. The Debtors are authorized to take all action necessary to the relief granted in this Interim Order.

23. The Court shall retain jurisdiction to hear and determine all matters arising from or related to the implementation, interpretation, and/or enforcement of this Interim Order.

24. The final hearing to consider the relief requested in the Motion shall be held on June 14, 2017 at 10.00 a.m. (Prevailing Eastern Time) and any objections or responses to the Motion shall be filed and served so as to be actually received on or before 4:00 p.m. (Prevailing Eastern Time) on June 7, 2017.

Dated: May 19, 2017
Wilmington, Delaware
THE HONORABLE BRENDAN L. SHANNON
CHIEF UNITED STATES BANKRUPTCY JUDGE

7

Schedule 1

Bank Accounts

DEBTOR BANK ACCOUNTS

	Account Owner	Bank Name	Location	Account Description	Currency	Account No. (Last 4 Digits)	Debtor / Non-Debtor
1.	Tidewater Inc.	JPMorgan Chase	USA	Funding (Global Master Account)	USD	7517	Debtor

2.	Tidewater Inc.	JPMorgan Chase	USA	L/C Security Account / Deposit Account	USD	7808	Debtor

3.	Tidewater Inc.	JPMorgan Chase	USA	Distribution Account	USD	3440	Debtor

4.	Tidewater Inc.	JPMorgan Chase	USA	Payroll Tax Account	USD	1694	Debtor

5.	Tidewater Inc.	Bank of America Merrill Lynch	USA	Equity Award Account	USD	7639	Debtor

6.	Tidewater Inc.	Northern Trust	USA	L/C Security Account	USD	2838	Debtor

7.	Tidewater Marine, L.L.C.	JPMorgan Chase	USA	Payroll Account	USD	1128	Debtor

8.	Tidewater Marine, L.L.C.	Whitney National Bank	USA	Payroll Account	USD	8342	Debtor

9.	Tidewater Marine International Dutch Holdings, L.L.C.	JPMorgan Chase	USA	Legal Requirement	USD	5233	Debtor

10.	Tidewater Inc.	Bank of America	USA	SSP Account	USD	6D34	Debtor

11.	Tidewater Inc.	Comerica Bank	USA	SERP Cash Account	USD	2042	Debtor

12.	Tidewater Inc.	Comerica Bank	USA	SERP Cash Account	USD	2051	Debtor

13.	Tidewater Inc.	UBS Financial Services Inc.	USA	SERP Cash Account	USD	2146	Debtor

14.	Tidewater Inc.	UBS Financial Services Inc.	USA	SERP Investment Account	USD	2102	Debtor

15.	Tidewater Inc.	UBS Financial Services Inc.	USA	SERP Investment Account	USD	2103	Debtor

16.	Tidewater Inc.	UBS Financial Services Inc.	USA	SERP Investment Account	USD	2104	Debtor

17.	Tidewater Inc.	UBS Financial Services Inc.	USA	SERP Investment Account	USD	2114	Debtor

18.	Tidewater Inc.	UBS Financial Services Inc.	USA	SERP Investment Account	USD	2117	Debtor

19.	Tidewater Inc.	JPMorgan Chase	USA	Political Action Committee	USD	5233	Debtor

NON-DEBTOR AFFILIATE BANK ACCOUNTS

	Account Owner	Bank Name	Location	Account Description	Currency	Account No. (Last 4 Digits)	Debtor / Non-Debtor
1.	Tidewater Marine International, Inc.	Emirates NBD	UAE	Corporate Operating Account	AED	2001	Non Debtor

2.	Tidewater Marine International, Inc.	BGFIBank	Republic of Congo	Corporate Operating Account	CAF	0118	Non-Debtor

3.	Tidewater Marine International, Inc.	BGFIBank Gabon	Gabon	Corporate Operating Account	CAF	1155	Non-Debtor

4.	Tidewater Marine International, Inc.	CCEI Bank	Equitorial Guinea	Corporate Operating Account	CAF	0120	Non-Debtor

5.	Tidewater Marine International, Inc.	Commercial International Bank	Egypt	Corporate Operating Account	EGP	0167	Non-Debtor

6.	Tidewater Marine International, Inc.	Commercial International Bank	Egypt	Split Contract Operating Account	USD	5237	Non-Debtor

7.	Tidewater Marine International, Inc.	HSBC	Qatar	Corporate Operating Account	QAR	0001	Non-Debtor

8.	Tidewater Marine International, Inc.	Hatton National Bank	Sri Lanka	Inactive	USD	5288	Non-Debtor

9.	Tidewater Marine International, Inc.	Citibank	India	Split Contract Operating Account	USD	2001	Non-Debtor

10.	Tidewater Marine International, Inc.	Citibank	UAE	Corporate Operating Account	USD	8637	Non-Debtor

11.	Tidewater Marine International, Inc.	Citibank	UAE	Corporate Operating Account	AED	8009	Non-Debtor

12.	Tidewater Marine International, Inc.	Banco Santander	Colombia	Split Contract Operating Account	COP	0553	Non-Debtor

13.	Tidewater Marine International, Inc.	JPMorgan Chase	Colombia	Split Contract Operating Account	USD	9281	Non-Debtor

14.	Tidewater Marine International, Inc.	Republic Bank Limited	Trinidad	Corporate Operating Account	TTD	7401	Non-Debtor

15.	Tidewater Marine International, Inc.	Aman Bank for Commerce	Libya	Inactive	LYD	3768	Non-Debtor

16.	Tidewater Marine International, Inc.	Mandiri Bank of Indonesia	Indonesia	Inactive	USD	2507	Non-Debtor

17.	Tidewater Marine International, Inc.	Mandiri Bank of Indonesia	Indonesia	Inactive	IDR	2085	Non-Debtor

18.	Tidewater Marine International, Inc.	Westpac Bank	New Guinea	Inactive	KINA	3296	Non-Debtor

19.	Tidewater Marine International, Inc.	Standard Chartered Bank	Namibia	Corporate Operating Account	NAD	5212	Non-Debtor

3

	Account Owner	Bank Name	Location	Account Description	Currency	Account No. (Last 4 Digits)	Debtor / Non-Debtor

20.	Tidewater Marine International, Inc.	Royal Bank of Canada	Barbados	Investment Account	USD	7504	Non-Debtor

21.	Tidewater Marine International, Inc.	UBS	Cayman Islands	Investment Account	USD	8593	Non-Debtor

22.	3291361 Nova Scotia ULC	JPMorgan Chase	Canada	International Operating Account	CAD	1179	Non-Debtor

23.	A1 Wasl Marine LLC	Citibank	UAE	Corporate Operating Account	USD	8629	Non-Debtor

24.	Divetide Limited	Bangkok Bank	Thailand	Split Contract Operating Account	THB	7471	Non-Debtor

25.	Gulf Fleet Abu Dhabi	Citibank	Abu Dhabi	Corporate Operating Account	AED	0419	Non-Debtor

26.	Gulf Fleet Abu Dhabi	Citibank	Abu Dhabi	Corporate Operating Account	USD	0818	Non-Debtor

27.	International Maritime Services, Inc.	Whitney National Bank	USA	Corporate Operating Account	USD	6677	Non-Debtor

28.	International Maritime Services, Inc.	Whitney National Bank	USA	Money Market Account	USD	4020	Non-Debtor

29.	Java Boat Corporation B.V.	Banco Santander	Brazil	Split Contract Operating Account	BRL	7202	Non-Debtor

30.	Java Boat Corporation B.V.	Unicredit Bank S.A.	Romania	Corporate Operating Account	RON	4000	Non-Debtor

31.	Java Boat Corporation B.V.	Unicredit Bank S.A.	Romania	Corporate Operating Account	EUR	4001	Non-Debtor

32.	Mare Alta do Brasil Navegacao Ltda.	Banco Santander	Brazil	Split Contract Operating Account	BRL	2370	Non-Debtor

33.	Navegadores Servicos de Apoio Maritimo Ltda.	JPMorgan Chase	Brazil	Split Contract Operating Account	USD	9767	Non-Debtor

34.	Niugini Offshore Services Joint Venture	Westpac Bank	New Guinea	Inactive	KINA	4275	Non-Debtor

35.	Offshore Labuan Leasing Inc.	Bank of America	Malaysia	Inactive	USD	9018	Non-Debtor

36.	Offshore Marine Inc.	Bank of America	Malaysia	Inactive	USD	8010	Non-Debtor

37.	Pan Marine do Brasil Ltda.	Banco Santander	Brazil	Split Contract Operating Account	BRL	2356	Non-Debtor

38.	Pan Marine International, Inc.	Standard Chartered Bank	Cameroon	Corporate Operating Account	CAF	6500	Non-Debtor

39.	Pan Marine International, Inc.	Commercial International Bank	Egypt	Split Contract Operating Account	EGP	0015	Non-Debtor

40.	Pan Marine International, Inc.	Commercial International Bank	Egypt	Split Contract Operating Account	USD	0031	Non-Debtor

41.	Pental Insurance Co. Ltd.	JPMorgan Chase	USA	Insurance Account	USD	0572	Non-Debtor

4

	Account Owner	Bank Name	Location	Account Description	Currency	Account No. (Last 4 Digits)	Debtor / Non-Debtor

42.	PT Tidewater Operators Indonesia	Mandiri Bank of Indonesia	Indonesia	Inactive	USD	2053	Non-Debtor

43.	PT Tidewater Operators Indonesia	Mandiri Bank of Indonesia	Indonesia	Inactive	IDR	2061	Non-Debtor

44.	SEA Maritime Services Pte. Ltd.	Standard Chartered Bank	Singapore	Corporate Operating Account	SGD	6607	Non-Debtor

45.	Tidewater (India) Private Limited	Citibank	India	Inactive	USD	1001	Non-Debtor

46.	Tidewater A1 Rushaid Co., Ltd	Saudi British Bank	Saudi Arabia	International Operating Account	SAR	1001	Non-Debtor

47.	Tidewater Crewing Limited	JPMorgan Chase	USA	Payroll Account	USD	6924	Non-Debtor

48.	Tidewater Crewing Limited	Royal Bank of Scotland	United Kingdom	Payroll Account	GBP/ EUR	1630	Non-Debtor

49.	Tidewater Crewing Limited	JPMorgan Chase	USA	Payroll Account	USD	4864	Non-Debtor

50.	Tidewater Cyprus Limited	JPMorgan Chase	Cyprus	International Operating Account	EUR	7097	Non-Debtor

51.	Tidewater Marine Australia Pty Ltd	Australia and New Zealand Banking Group Limited	Australia	Inactive	USD	3232	Non-Debtor

52.	Tidewater Marine Australia Pty Ltd	Australia and New Zealand Banking Group Limited	Australia	Split Contract Operating Account	AUD	6357	Non-Debtor

53.	Tidewater Marine Charter Services Pte. Ltd.	HSBC	Thailand	Split Contract Operating Account	USD	0090	Non-Debtor

54.	Tidewater Marine Charter Services Pte. Ltd.	HSBC	Thailand	Split Contract Operating Account	THB	0001	Non-Debtor

55.	Tidewater Marine International Pte. Ltd.	HSBC	Singapore	Corporate Operating Account	SGD	6001	Non-Debtor

56.	Tidewater Marine International Pte. Ltd.	HSBC	Singapore	Corporate Operating Account	USD	6186	Non-Debtor

57.	Tidewater Marine International Pte. Ltd.	HSBC	Singapore	Corporate Operating Account	SGD	8001	Non-Debtor

58.	Tidewater Marine International Pte. Ltd.	HSBC	Singapore	Corporate Operating Account	USD	6690	Non-Debtor

59.	Tidewater Marine Intl Pte LTD	Standard Chartered Bank	Singapore	Inactive	SGD	7382	Non-Debtor

60.	Tidewater Marine Service (M) Sdn. Bhd.	Affin Bank Berhad	Malaysia	Inactive	MYR	1740	Non-Debtor

61.	Tidewater Marine Service (M) Sdn. Bhd.	Bank of America	Malaysia	Corporate Operating Account	USD	1014	Non-Debtor

62.	Tidewater Marine Technical Services (Shenzhen) Co., Ltd.	HSBC	China	Inactive	USD	1072	Non-Debtor

63.	Tidewater Marine Technical Services (Shenzhen) Co., Ltd.	Bank of China	China	Inactive	RMB	1001	Non-Debtor

5

	Account Owner	Bank Name	Location	Account Description	Currency	Account No. (Last 4 Digits)	Debtor / Non-Debtor

64.	Tidewater Support Services Limited	Royal Bank of Scotland	United Kingdom	Distribution Account	GBP	4752	Non-Debtor

65.	Tidex Nigeria Limited	Zenith Bank	Nigeria	International Operating Account	NGN	2761	Non-Debtor

66.	Java Boat Corporation B.V.	Bank Leumi	Israel	International Operating Account	ILS	0030	Non-Debtor

67.	Troms Offshore Supply AS	Dnb Nor Bank	Norway	International Operating Account	NOK	9692	Debtor

68.	Troms Offshore Supply AS	Dnb Nor Bank	Norway	International Operating Account	CAD	3691	Debtor

69.	Troms Offshore Supply AS	Dnb Nor Bank	Norway	International Operating Account	GBP	6781	Debtor

70.	Troms Offshore Supply AS	Dnb Nor Bank	Norway	Payroll Account	NOK	9730	Debtor

71.	Troms Offshore Marine AS	Dnb Nor Bank	Norway	Payroll Account	NOK	3517	Non-Debtor

72.	Troms Offshore Fleet 1 AS	Dnb Nor Bank	Norway	International Operating Account	NOK	0283	Non-Debtor

73.	Troms Offshore Marine AS	Dnb Nor Bank	Norway	International Operating Account	NOK	3509	Non-Debtor

74.	Troms Offshore Fleet Holding AS	Dnb Nor Bank	Norway	International Operating Account	NOK	0151	Non-Debtor

75.	Troms Offshore Fleet 3 AS	Dnb Nor Bank	Norway	International Operating Account	NOK	6206	Non-Debtor

76.	Troms Offshore Fleet 4 AS	Dnb Nor Bank	Norway	International Operating Account	NOK	1502	Non-Debtor

77.	Troms Offshore Fleet 1 AS	Dnb Nor Bank	Norway	International Operating Account	GBP	1807	Non-Debtor

78.	Troms Offshore Fleet 3 AS	Dnb Nor Bank	Norway	International Operating Account	GBP	1351	Non-Debtor

79.	Troms Offshore Management AS	Dnb Nor Bank	Norway	International Operating Account	NOK	3029	Non-Debtor

80.	Troms Offshore Management AS	Dnb Nor Bank	Norway	Payroll Account	NOK	3053	Non-Debtor

81.	Troms Offshore Management AS	Dnb Nor Bank	Norway	International Operating Account	NOK	6787	Non-Debtor

82.	Troms Offshore Management AS	Dnb Nor Bank	Norway	International Operating Account	NOK	3061	Non-Debtor

83.	Troms Offshore Management AS	Dnb Nor Bank	Norway	International Operating Account	NOK	3096	Non-Debtor

84.	Troms Offshore Management AS	Dnb Nor Bank	Norway	International Operating Account	NOK	3134	Non-Debtor

85.	Troms Offshore Fleet 2 AS	Dnb Nor Bank	Norway	International Operating Account	EUR	5018	Non-Debtor

86.	Troms Offshore Fleet 2 AS	Dnb Nor Bank	Norway	International Operating Account	GBP	6749	Non-Debtor

6

	Account Owner	Bank Name	Location	Account Description	Currency	Account No. (Last 4 Digits)	Debtor / Non-Debtor

87.	Troms Offshore Services AS	Dnb Nor Bank	Norway	International Operating Account	NOK	3576	Non-Debtor

88.	Troms Offshore Services AS	Dnb Nor Bank	Norway	International Operating Account	CAD	3675	Non-Debtor

89.	Troms Offshore Fleet 2 AS	Dnb Nor Bank	Norway	International Operating Account	NOK	1441	Non-Debtor

90.	TT Boat Corporation	Republic Bank Limited	Trinidad	Inactive	TTO	3501	Non-Debtor

91.	Vesselogistics Limited	Bank of Cyprus	Cyprus	Legal Requirement	EUR	8775	Non-Debtor

92.	Java Boat Corporation B.V.	Rabobank	Netherlands	Split Contract Operating Account	USD/ EUR	9570	Non-Debtor

93.	JB Holding Company, B.V.	Standard Chartered Bank	United Kingdom	Legal Requirement	EUR	0596	Non-Debtor

94.	Tidewater Dutch Holdings Cooperatief U.A.	Rabobank	Netherlands	Legal Requirement	EUR	3927	Non-Debtor

95.	Tidewater Investment Cooperatief U.A.	JPMorgan Chase	Netherlands	Legal Requirement	EUR	2186	Non-Debtor

96.	Tidewater Investment SRL	Royal Bank of Canada	Barbados	Legal Requirement	USD	1114	Non-Debtor

97.	Arrendadora de Naves del Golfo, S.A. de C.V., SOFOM, ENR.	JPMorgan Chase	Mexico	International Operating Account	USD	0260	Non-Debtor

98.	Arrendadora de Naves del Golfo, S.A. de C.V., SOFOM, ENR.	Banamex	Mexico	Inactive	USD	0127	Non-Debtor

99.	Arrendadora de Naves del Golfo, S.A. de C.V., SOFOM, ENR.	Banamex	Mexico	International Operating Account	MXN	8063	Non-Debtor

100.	Tidewater de Mexico, S. de R.L. de C.V.	JPMorgan Chase	Mexico	International Operating Account	USD	9153	Non-Debtor

101.	Tidewater de Mexico, S. de R.L. de C.V.	Banamex	Mexico	International Operating Account	USD	5784	Non-Debtor

102.	Tidewater de Mexico, S. de R.L. de C.V.	Banamex	Mexico	International Operating Account	MXN	1085	Non-Debtor

103.	Tidewater de Mexico, S. de R.L. de C.V.	Banamex	Mexico	International Operating Account	MXN	4360	Non-Debtor

104.	Tidewater de Mexico, S. de R.L. de C.V.	Banamex	Mexico	Investment Account	MXN	0297	Non-Debtor

105.	Logistica Mexicana del Caribe, S. de R.L. de C.V.	Banamex	Mexico	International Operating Account	MXN	9787	Non-Debtor

106.	Logistica Mexicana del Caribe, S. de R.L. de C.V.	Banamex	Mexico	Investment Account	MXN	0787	Non-Debtor

107.	Logistica Mexicana del Caribe, S. de R.L. de C.V.	Banamex	Mexico	International Operating Account	USD	0917	Non-Debtor

108.	Servicios Costa Afuera de Mexico, S. de R.L. de C.V.	Banamex	Mexico	Payroll Account	MXN	4900	Non-Debtor

7

	Account Owner	Bank Name	Location	Account Description	Currency	Account No. (Last 4 Digits)	Debtor / Non-Debtor

109.	Logistica Mexicana del Caribe, S. de R.L. de C.V.	Banco Nacional de Mexico	Mexico	Operating Account	USD	0628	Non-Debtor

110.	Tidewater Marine Charter Services Re. Ltd.	Standard Chartered Bank	Thailand	Split Contract Operating Account	THB	2683	Non-Debtor

111.	Tidewater Marine Charter Services Pte. Ltd.	Standard Chartered Bank	Thailand	Split Contract Operating Account	USD	2691	Non-Debtor

112.	A1 Wasl Marine LLC	Citibank	UAE	Corporate Operating Account	USD	8602	Non-Debtor

113.	Terra Nave Servicios Maritimos Ltda	Bankco Santander	Brazil	Inactive	BRL	0079	Non-Debtor

8

In re Tidewater Inc., et al. Debtors.	Case No. 17-11132 (BLS)

Exhibit D

Retainers Paid (Form IR-2)

In re: Tidewater Inc. et al.		Case No. 17-11132
	Debtor	Reporting Period: 6/7/2017

SCHEDULE OF RETAINERS PAID TO PROFESSIONALS

(This schedule is to include each Professional paid a retainer (1))

	Wire				Amount Applied
Payee	Date	Number	Name of Payor	Amount	to Date	Balance(1)
ALIXPARTNERS, LLP	Various	WIRE	Tidewater Inc.	$300,000	$0	$300,000
EPIQ BANKRUPTCY	Various	WIRE	Tidewater Inc.	$25,000	$0	$25,000
JONES WALKER LLP	10/18/2016	WIRE	Tidewater Inc.	$125,000	($103,314)	$21,686
KPMG	11/10/2016	WIRE	Tidewater Inc.	$400,000	($400,000)	$0
RICHARDS, LAYTON, & FINGER	Various	WIRE	Tidewater Inc.	$320,558	($186,054)	$134,504
WEIL, GOTSHAL & MANGES LLP	Various	WIRE	Tidewater Inc.	$1,250,000	($1,150,000)	$100,000

Notes:

(1)	Retainers and balances listed are estimates based on either retention applications or the Debtors’ records. To the extent necessary, amounts will be reconciled and updated on each Professionals’ first fee application.